Exhibit 10.1

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Security Agreement”), is entered into as of November 1, 2024, among PERMEX PETROLEUM CORPORATION, a corporation formed under the laws of the Province of British Columbia, Canada (the “Borrower”; together with each other Person joined as a “Obligor” to this Security Agreement, individually an “Obligor” and collectively the “Obligors”) and JEFFREY E. EBERWEIN, in his capacity as Collateral Agent (in such capacity, the “Collateral Agent”) for the holders of the Debentures (as defined herein) (individually a “Debentureholder” and collectively the “Debentureholders”).

RECITALS

WHEREAS, in connection with the issuance of the 10.00% Senior Secured Convertible Debentures dated as of the date hereof and issued by the Borrower to the Debentureholders (as amended, modified, restated or supplemented from time to time, the “Debentures”), the Debentureholders have agreed to extend credit upon the terms and subject to the conditions set forth therein; and

WHEREAS, in connection with the execution and delivery of the Debentures, the Borrower has agreed to execute and deliver this Security Agreement to the Collateral Agent for the ratable benefit of the Debentureholders and the other Secured Parties; and

WHEREAS, each Obligor will derive substantial direct and indirect benefits from the making of the credit extensions under the Debentures; and

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Debentures, and the following terms which are defined in the Uniform Commercial Code from time to time in effect in the State of New York (the “UCC”) are used herein as so defined: Accession, Account, As-Extracted Collateral, Chattel Paper, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Product, Fixture, General Intangible, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Manufactured Home, Payment Intangible, Proceeds, Securities Account, Software and Supporting Obligation. As used in this Security Agreement and the Debentures,

“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. Notwithstanding anything to the contrary contained herein, neither the Collateral Agent, any Debentureholder, nor any of their respective Affiliates shall be deemed to be an Affiliate of any Obligor.

“Bankruptcy Code” means the Federal Bankruptcy Reform Act of 1978.

“Commercial Tort Claims” has the meaning set forth in the UCC, except that it refers only to such claims that have been asserted in judicial proceedings or are subject to an arbitration.

“Contractual Obligation” means, as applied to any Person, any provision of any security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

“Copyrights” means all United States, and foreign copyrights (including community designs), including copyrights in software and databases, whether registered or unregistered, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including the registrations and applications referred to on Schedule 4(h) attached hereto (as such schedule may be amended or supplemented from time to time in accordance with this Security Agreement), (ii) all rights corresponding thereto throughout the world, (iii) all rights to sue for past, present and future infringements thereof, and (iv) all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

“Excluded Property” means, collectively, (i) any permit or license or any Contractual Obligation entered into by any Obligor (A) that prohibits or requires the consent of any Person other than the Borrower and its Affiliates which has not been obtained as a condition to the creation by such Obligor of a Lien on any right, title or interest in such permit, license or Contractual Obligation or any equity interests related thereto or (B) to the extent that any applicable law thereto prohibits the creation of a Lien thereon, but only, with respect to the prohibition in (A) and (B), to the extent, and for as long as, such prohibition is not terminated, waived or rendered unenforceable or otherwise deemed ineffective by the UCC, any other law or any principle of equity (it being expressly acknowledged and agreed that “Excluded Property” shall not include the proceeds thereof, the assignment of which is expressly deemed effective under the UCC notwithstanding such prohibition), (iii) any “intent to use” Trademark applications for which a statement of use has not been filed (but only until such statement is filed), (iv) governmental licenses, state or local franchises, charters and authorizations and any other property and assets to the extent that the Collateral Agent may not validly possess a security interest therein under, or such security interest is restricted by, applicable laws (including, without limitation, rules and regulations of any governmental authority or agency) or the pledge or creation of a security interest in which would require governmental consent, approval, license or authorization, other than to the extent such prohibition or limitation is rendered ineffective under the UCC or other applicable law notwithstanding such prohibition (but excluding proceeds of any such governmental license), or otherwise require consent thereunder (after giving effect to the applicable anti-assignment provisions of the UCC or other applicable law), (v) any motor vehicles, aircraft and other property or assets subject to certificates of title, and letter of credit rights less than $50,000 in the aggregate (in each case, except if the perfection of the security interest in such property may be accomplished solely by filing a UCC financing statement), (vi) all Real Property owned in fee, other than any Real Property in value in excess of $500,000, and (vii) any assets with respect to which the Collateral Agent has determined by written notice to Borrower that the cost of obtaining a Lien in such assets is excessive in relation to the benefit to the Secured Parties of the security to be afforded thereby; provided, however, “Excluded Property” shall not include any proceeds, products, substitutions or replacements of Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Property).

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“Intellectual Property” means, collectively, the Copyrights, the Patents, the Trademarks, and the IP Licenses.

“IP Ancillary Rights” means, with respect to any Intellectual Property, as applicable, all foreign counterparts to, and all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of, such Intellectual Property and all income, royalties, proceeds and liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such Intellectual Property, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other IP Ancillary Right.

“IP Licenses” means all Contractual Obligations (and all related IP Ancillary Rights), whether written or oral, granting any right, title and interest in or relating to any Intellectual Property.

“Mortgage” means a security instrument (whether designated as a deed of trust or a mortgage or by any similar title) granting a security interest in real property executed and delivered by any Obligor, in the forms attached hereto as Exhibit D or Exhibit E, as the context may require, in each case with such changes thereto as may be recommended by the Collateral Agent’s local counsel based on local laws or customary local mortgage or deed of trust practices.

“Obligations” means all obligations of every nature of each Obligor, including obligations from time to time owed to the Collateral Agent and the Debentureholders (or any one of them individually) or any other Person required to be indemnified, under any Transaction Document, whether for principal, interest (including interest which, but for the filing of a petition in a bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in each case, with respect to such Obligor, would have accrued on any Obligation, whether or not a claim is allowed against such Obligor for such interest in the related proceeding), premium, payments for fees, expenses, indemnification or otherwise.

“Patents” means all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including: (i) each patent and patent application referred to on Schedule 4(h) attached hereto (as such schedule may be amended or supplemented from time to time in accordance with this Security Agreement), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vii) all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages, and proceeds of suit.

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“Real Property” means any estates or interests in real property now owned or hereafter acquired by any Obligor and the improvements thereto.

“Trademarks” means all United States, state, territorial and provincial and foreign trademarks (including, to the extent constituting a trademark or service mark, trade names, corporate names, company names, business names, fictitious business names and internet domain names), service marks, certification marks, collective marks, logos, other source or business identifiers, trade dress and general intangibles of a like nature, all registrations and applications for any of the foregoing including: (i) the registrations and applications referred to on Schedule 4(h) attached hereto (as such schedule may be amended or supplemented from time to time in accordance with this Security Agreement), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“Secured Parties” means, collectively, the Collateral Agent and the Debentureholders.

2. Grant of Security Interest in the Collateral.

(a) To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Obligations, each Obligor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a continuing security interest in any and all right, title and interest of such Obligor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”):

(i) all Chattel Paper (including Electronic Chattel Paper);

(ii) all Commercial Tort Claims;

(iii) all Copyrights;

(iv) all Documents;

(v) all Equipment;

(vi) all Fixtures;

(vii) all General Intangibles;

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(viii) all Goods;

(ix) all Instruments;

(x) all Inventory;

(xi) all Investment Property;

(xii) all IP Licenses;

(xiii) all Letter-of-Credit Rights;

(xiv) all agreements, contracts, leases or licenses now or hereafter entered into by an Obligor, as such agreements may be amended or otherwise modified from time to time (collectively, the “Assigned Agreements”), including without limitation, (A) all rights of an Obligor to receive moneys due and to become due under or pursuant to the Assigned Agreements, and (B) to the extent permitted pursuant to applicable law, (x) all rights of an Obligor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (y) claims of an Obligor for damages arising out of or for breach of or default under the Assigned Agreements and (z) the right of an Obligor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

(xv) all Patents;

(xvi) all Payment Intangibles;

(xvii) all Securities Accounts;

(xviii) all Software;

(xix) all Supporting Obligations;

(xx) all Trademarks;

(xxi) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software (owned by such Obligor or in which it has an interest) that at any time evidence or contain material information relating to any Collateral or are otherwise reasonably necessary or helpful in the collection thereof or realization thereupon;

(xxii) all other personal property of any kind or type whatsoever owned by such Obligor; and

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(xxiii) to the extent not otherwise included, all Accessions, Proceeds and products of any and all of the foregoing.

(b) The Obligors and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Obligations, whether now existing or hereafter arising and (ii) is not to be construed as a present assignment of any Intellectual Property.

(c) Notwithstanding the foregoing, the Collateral shall exclude any and all Excluded Property.

3. Provisions Relating to Accounts, Contracts and Agreements.

(a) Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of its Accounts, material contracts and material agreements to observe and perform the material conditions and material obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account or the terms of such contract or agreement. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto), contract or agreement by reason of or arising out of this Security Agreement or the receipt by the Collateral Agent or any Secured Party of any payment relating to such Account, contract or agreement pursuant hereto, nor shall the Collateral Agent or any Secured Party be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), contract or agreement, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times, except in the case of gross negligence, willful misconduct or bad faith.

(b) Collateral Agent may curtail or terminate the Obligors right to collect the Accounts at any time after the occurrence and during the continuance of an Event of Default upon notice thereof from the Collateral Agent to the Obligors (which may be concurrent). If required by the Collateral Agent at any time after the occurrence and during the continuation of an Event of Default, any payments of Accounts, when collected by the Obligors (i) shall be forthwith (and in any event within five (5) Business Days) deposited by the Obligors in a collateral account maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in Section 12 hereof, and (ii) until so turned over, shall be held by the Obligors in trust for the Collateral Agent and the Secured Parties.

4. Representations and Warranties. Each Obligor hereby represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, that:

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(a) Chief Executive Office; Books & Records; Legal Name; State of Formation. No Obligor has in the four (4) months preceding the Effective Date changed its name, or been party to a merger, consolidation or other change in structure not disclosed on Schedule 4(a) attached hereto.

(b) Ownership. Subject to Permitted Liens, each Obligor is the legal and beneficial owner of its Collateral and, subject to Section 2(d), has the right to pledge the same hereunder.

(c) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral of such Obligor and, when properly perfected by filing, obtaining possession, the granting of control to the Collateral Agent or otherwise (in each case, to the extent otherwise required by this Security Agreement), shall constitute a valid, perfected security interest in such Collateral (prior to all other Liens on such Collateral except for Permitted Liens), to the extent such security interest can be perfected by (i) filing, obtaining possession, the granting of control or otherwise under the UCC or (ii) by filing an appropriate notice with the United States Patent and Trademark Office or the United States Copyright Office, free and clear of all Liens except for Permitted Liens.

(d) Consents. Except for (i) the filing or recording of UCC financing statements, (ii) the filing of appropriate notices with the United States Patent and Trademark Office, and the United States Copyright Office, (iii) obtaining possession or otherwise obtaining control to perfect the Liens created by this Security Agreement, and (iv) compliance with the Federal Assignment of Claims Act or comparable state law (in each case, to the extent otherwise required by this Security Agreement), no consent or authorization of, filing with, or other act by or in respect of, any Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member or creditor of such Obligor) is required (A) for the grant by such Obligor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Security Agreement by such Obligor or (B) for the perfection of such security interest or the exercise by the Collateral Agent of the rights and remedies provided for in this Security Agreement, in each case except (x) as may be required in connection with the disposition of Investment Property by laws affecting the offering and sale of securities generally and (y) for consents and authorizations that have been obtained or given (as applicable).

(e) Types of Collateral. Except as could not reasonably be expected to have a material adverse effect on such Obligor, none of the Collateral consists of, or is the Proceeds of, As-Extracted Collateral, Farm Products, Manufactured Homes or standing timber (as such term is used in the UCC).

(f) Inventory. Except as could not reasonably be expected to have a material adverse effect on such Obligor, no Inventory, to the extent they are not Excluded Property of an Obligor is held by a third party (other than an Obligor) pursuant to consignment, sale or return, sale on approval or similar arrangement.

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(g) Intellectual Property.

(i) Except as could not reasonably be expected to have a material adverse effect on such Obligor, the Obligors and their Subsidiaries own, or have the legal right to use, all Intellectual Property necessary for the Obligors and their Subsidiaries, taken as a whole, to conduct their business (collectively, “Active IP”).

(ii) Except as disclosed in Schedule 4(h) attached hereto or as could not reasonably be expected to have a material adverse effect on such Obligor, all registrations with and applications to governmental authorities in respect of such Active IP are valid and in full force and effect.

(iii) Except as could not reasonably be expected to have a material adverse effect on such Obligor, (A) none of the Obligors is in default (or with the giving of notice or lapse of time or both, would be in default) under any license to use its Active IP; (B) no claim has been asserted and is pending by any Person challenging or questioning the use of any such Active IP or the validity or effectiveness of any such Active IP, nor do the Obligors or any of their Subsidiaries know of any such claim; and (C) to the knowledge of the Obligors or any of their Subsidiaries, the use of such Active IP by any of the Obligors or any of its Subsidiaries does not infringe on the rights of any Person.

(iv) Except as set forth in Schedule 4(h) attached hereto, for Permitted Liens or as could not reasonably be expected to have a material adverse effect on such Obligor, all Active IP of each Obligor is valid, subsisting, unexpired, has not been abandoned and, to the knowledge of such Obligor, enforceable, and each Obligor is legally entitled to use its Active IP.

(v) Except as could not reasonably be expected to have a material adverse effect on such Obligor, no holding, decision or judgment has been rendered by any governmental authority which would limit, cancel or question the validity of any Active IP of the Obligors, except for decisions made in the ordinary course of Patent and Trademark prosecution.

(vi) No action or proceeding is pending seeking to limit, cancel or question the validity of any Active IP of the Obligors which would reasonably be expected to have a material adverse effect on such Obligor.

(h) Documents, Instruments and Chattel Paper. All Documents, Instruments and Chattel Paper describing, evidencing or constituting material Collateral are, to the Obligors’ knowledge, complete, valid, and genuine in all material respects.

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(i) Equipment. With respect to each Obligor’s Equipment, such Obligor has good and marketable title thereto except to the extent the failure to do so could not reasonably be expected to have a material adverse effect on such Obligor.

5. Covenants. Each Obligor covenants that, so long as any of the Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) remain outstanding or any Transaction Document is in effect, such Obligor shall:

(a) Perfection of Security Interest by Filing, Etc. Execute and deliver to the Collateral Agent and/or file such agreements, assignments or instruments (including affidavits, notices, reaffirmations, amendments and restatements of existing documents, and any document as may be necessary if the law of any jurisdiction other than New York becomes or is applicable to the Collateral or any portion thereof, in each case, as the Collateral Agent may reasonably request; provided, that no such filings shall be required in any jurisdiction outside of the United States) and do all such other things as the Collateral Agent may reasonably request, in each case (i) to assure to the Collateral Agent its security interests hereunder is perfected (to the extent such perfection is required hereunder), including (A) such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Collateral Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC and any other personal property security legislation in the appropriate state(s), (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office in the form of Exhibit A attached hereto, (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Exhibit B attached hereto and (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Exhibit C attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Collateral Agent of its rights and interests hereunder to the extent otherwise required under this Security Agreement. Each Obligor hereby authorizes the Collateral Agent to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Collateral Agent may from time to time deem reasonably necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, including, without limitation, any financing statement that describes the Collateral as “all personal property” or “all assets” of such Obligor or that describes the Collateral in some other manner as the Collateral Agent deems reasonably necessary or advisable.

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(b) Perfection of Security Interest by Possession. If (i) any amount payable under or in connection with any of the Collateral with a value in excess of $250,000 individually, or $500,000 in the aggregate for all such Collateral, shall be or become evidenced by any Instrument, (ii) any amount payable under or in connection with any of the Collateral with a value in excess of $250,000 individually, or $500,000 in the aggregate for all such Collateral, shall be or become evidenced by any Document, (iii) any amount payable under or in connection with any of the Collateral with a value in excess of $250,000 individually, or $500,000 in the aggregate for all such Collateral, shall be or become evidenced by any Chattel Paper or (iv) any Collateral shall consist of Investment Property in the form of certificated securities, promptly notify the Collateral Agent of the existence of such Collateral and deliver such Instrument, Chattel Paper, Document or Investment Property to the Collateral Agent, duly endorsed in a manner reasonably satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Security Agreement. Notwithstanding the foregoing, no additional actions shall be required in order to perfect any security interest in any foreign Investment Property.

(c) Reserved.

(d) Other Liens. Defend its interests in the material Collateral against the claims and demands of all other parties claiming an interest therein (other than those holding a Permitted Lien with a priority that is senior to that of the Collateral Agent’s Lien) and keep the Collateral free from all Liens, except for Permitted Liens. Neither the Collateral Agent nor any Secured Party authorizes any Obligor to, and no Obligor shall, sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the Debenture.

(e) Preservation of Collateral. Keep all material Collateral useful and necessary in its business in good working order and condition (ordinary wear and tear and obsolescence excepted), except as could not reasonably be expected to have a material adverse effect on such Obligor.

(f) Collateral Held by Warehouseman, Bailee, etc. Upon the occurrence and during the continuance of an Event of Default upon notice thereof from the Collateral Agent to the Obligors (which may be concurrent), if any Collateral in excess of $500,000 in the aggregate, or greater than $250,000 individually is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Obligor, (i) notify the Collateral Agent of such possession, (ii) upon the reasonable request of the Collateral Agent, notify such Person of the Collateral Agent’s security interest for the benefit of the Secured Parties in such Collateral.

(g) Covenants Relating to Inventory. Maintain, keep and preserve its Inventory to the extent they are not Excluded Property in good salable condition at its own cost and expense, except to the extent the failure to do so could not reasonably be expected to have a material adverse effect on such Obligor.

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(h) Covenants Relating to Copyrights.

(i) With respect to each Copyright that is necessary to the normal conduct of the business of the Obligors and their Subsidiaries, taken as a whole, except as otherwise determined by such Obligor in its reasonable business judgment, as permitted under the Debentures or as could not reasonably be expected to have a material adverse effect on such Obligor, (A) not do any act or knowingly omit to do any act whereby such Copyright may become invalidated, (B) not do any act, or knowingly omit to do any act, whereby such Copyright becomes injected into the public domain; (C) take all necessary steps as it shall deem appropriate under the circumstances to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each such Copyright owned by an Obligor including, without limitation, filing of applications for renewal where necessary; and (D) take such actions as such Obligor shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

(i) Covenants Relating to Patents and Trademarks.

(i) With respect to each Trademark that is necessary to the normal conduct of the business of the Obligors and their Subsidiaries, taken as a whole, except as otherwise determined by such Obligor in its reasonable business judgment, as permitted under the Debentures or as could not reasonably be expected to have a material adverse effect on such Obligor, (A) continue to use such Trademark in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any such Trademark may become invalidated.

(ii) With respect to each Patent that is necessary to the normal conduct of the business of the Obligors and their Subsidiaries, taken as a whole, except as otherwise determined by such Obligor in its reasonable business judgment, as permitted under the Debentures or as could not reasonably be expected to have a material adverse effect on such Obligor, not do any act, or omit to do any act, whereby any such Patent may become abandoned or dedicated to the public.

(iii) [Reserved].

(iv) With respect to each Patent or Trademark that is necessary to the normal conduct of the business of the Obligors and their Subsidiaries, taken as a whole, except as otherwise determined by such Obligor in its reasonable business judgment, as permitted under the Debentures or as could not reasonably be expected to have a material adverse effect on such Obligor, take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application, to obtain the relevant registration and to maintain each registration of such Patents and such Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

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(v) With respect to each Patent or Trademark that is necessary to the normal conduct of the business of the Obligors and their Subsidiaries, taken as a whole, if such Patent or Trademark is of material economic value, promptly after it learns that any such Patent or Trademark included in the Collateral is materially infringed, misappropriated or diluted by a third party, take such actions as such Obligor shall deem appropriate under the circumstances in its reasonable business judgment to protect such Patent or Trademark, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

(j) New Patents, Copyrights and Trademarks. Solely with respect to Intellectual Property owned by the Obligors or their Subsidiaries, within 30 days upon formation of acquisition thereof, provide the Collateral Agent with (i) a listing of all applications for registration, if any, for new Patents or Trademarks (together with a listing of application numbers), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder, and (ii) (A) with respect to United States registered Copyrights or Copyrights with respect to which an application is pending, a duly executed Notice of Grant of Security Interest in Copyrights, (B) with respect to United States registered Patents or Patents with respect to which an application is pending, a duly executed Notice of Grant of Security Interest in Patents, (C) with respect to United States registered Trademarks or Trademarks, to the extent they are not Excluded Property, with respect to which an application is pending, a duly executed Notice of Grant of Security Interest in Trademarks or (D) such other duly executed documents as the Collateral Agent may reasonably request in a form reasonably acceptable to the Collateral Agent and suitable for recording to evidence the security interest of the Collateral Agent on behalf of the Secured Parties in the Copyright, Patent or Trademark which is the subject of such new application, and the goodwill and General Intangibles of such Obligor relating thereto or represented thereby. For the avoidance of doubt, no filings shall be required to be made on Intellectual Property in any foreign jurisdiction.

(k) [Reserved].

(l) Commercial Tort Claims; Notice of Litigation. (i) Provide to the Collateral Agent within 30 days written notification of any and all such material Commercial Tort Claims having a value in excess of $250,000 of the Obligors and (ii) upon the reasonable request of the Collateral Agent, execute and deliver such statements, documents and notices and do and cause to be done all such things as may be reasonably required by the Collateral Agent, or required by law, including all things which may from time to time be necessary under the UCC to fully create, preserve, perfect and protect the priority of the Collateral Agent’s security interest in any material Commercial Tort Claims having a value in excess of $250,000.

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(m) Real Property; Fixtures. Upon the acquisition of any ownership fee interest in Real Property having a fair market value in excess of $1,500,000, each Obligor will promptly (and in any event within five (5) Business Days (or such longer period as agreed to by the Collateral Agent in writing in his sole discretion) of acquisition) notify the Collateral Agent of the acquisition of such Real Property and will grant to the Collateral Agent, for the benefit of the Debentureholders, a first priority (subject only to Permitted Liens which are non-consensual Permitted Liens or purchase money Liens) Mortgage on each fee interest in Real Property now or hereafter owned by such Obligor and shall deliver such other documentation and opinions, in form and substance reasonably satisfactory to Agent, in connection with the grant of such Mortgage as the Collateral Agent shall reasonably request in, including title insurance policies, financing statements, fixture filings and environmental audits and such Obligor shall pay all recording costs, intangible taxes and other fees and costs (including reasonable, documented and out-of-pocket attorneys’ fees and expenses) incurred in connection therewith. Each Obligor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property.

(n) Regulatory Approvals. Promptly after the occurrence and during the continuance of an Event of Default upon notice thereof from the Collateral Agent to the Obligors (which may be concurrent), and at its expense, execute and deliver, or cause to be executed and delivered, all applications, certificates, instruments, registration statements, and all other documents and papers the Collateral Agent may reasonably request and as may be required by law to acquire the consent, approval, registration, qualification or authorization of any other Person deemed reasonably necessary or appropriate for the effective exercise of any of the rights under this Security Agreement.

(o) Insurance. Insure the Collateral of such Obligor as set forth in, and to the extent required by, the Debentures except where failure to do so could not be expected to have a material adverse effect on such Obligor. All proceeds derived from insurance on the Collateral shall be subject to the security interest of the Collateral Agent hereunder.

6. License of Intellectual Property. The Obligors hereby assign, transfer and convey to the Collateral Agent, effective solely upon the occurrence and during the continuance of any Event of Default, the nonexclusive right and license to use all Intellectual Property owned or used by any Obligor that relate to the Collateral and any other collateral granted by the Obligors as security for the Obligations, together with any goodwill associated therewith, all to the extent necessary to enable the Collateral Agent to use, possess and realize on the Collateral and to enable any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of the Collateral Agent and his successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to the Obligors. Notwithstanding anything in this Security Agreement or any other Loan Document to the contrary, in no event shall Collateral Agent be permitted to license any Patent after the occurrence and continuance of an Event of Default.

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7. Special Provisions Regarding Inventory. Notwithstanding anything to the contrary contained in this Security Agreement, each Obligor may, unless and until an Event of Default occurs and is continuing and the Collateral Agent instructs such Obligor otherwise, without further consent or approval of the Collateral Agent, use, consume, sell, lease and exchange its Inventory in the ordinary course of its business, whereupon, in the case of such a sale or exchange, the security interest created hereby in the Inventory so sold or exchanged (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Collateral Agent.

8. Performance of Obligations; Advances by Collateral Agent. Upon the occurrence of an Event of Default and during continuation thereof, resulting from the failure of any Obligor to perform any of the covenants and agreements contained herein, the Collateral Agent may, at his sole option and in his sole discretion, perform or cause to be performed the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent may make for the protection of the security interest hereof or may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, and shall constitute additional Obligations unless such actions taken by the Collateral Agent result from gross negligence, willful misconduct or bad faith. No such performance of any covenant or agreement by the Collateral Agent on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any default under the terms of this Security Agreement or the other Transaction Documents. The Collateral Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained and except in the event of gross negligence, willful misconduct or bad faith on behalf of the Collateral Agent.

9. Events of Default.

The occurrence of an event which under the Debentures would constitute an Event of Default shall be an event of default hereunder (an “Event of Default”).

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10. Remedies.

(a) General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, the Collateral Agent shall have for the benefit of the Secured Parties, in addition to the rights and remedies provided herein, in the Transaction Documents or by law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Collateral Agent may, with or without judicial process or the aid and assistance of others, but subject to the last sentence of clause (c) below, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Collateral Agent at the expense of the Obligors any Collateral at any place and time designated by the Collateral Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting the sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Collateral Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Neither the Collateral Agent’s compliance with any applicable state or federal law in the conduct of such sale, nor its disclaimer of any warranties relating to the Collateral, shall be considered to adversely affect the commercial reasonableness of such sale. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 8.2 of the Debentures at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice. The Collateral Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Secured Party may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Collateral Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Collateral Agent may further postpone such sale by announcement made at such time and place.

(b) Remedies Relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Collateral Agent has exercised any or all of its rights and remedies hereunder, the Collateral Agent shall have the right to enforce any Obligor’s rights against any account debtors and obligors on such Obligor’s Accounts. After the occurrence and during the continuance of an Event of Default, to the extent reasonably required by the Collateral Agent, each Obligor agrees to execute any document or instrument, and to take any action, necessary under applicable law (including the Federal Assignment of Claims Act) in order for the Collateral Agent to exercise its rights and remedies (or be able to exercise its rights and remedies at some future date) with respect to any Accounts of such Obligor where the account debtor is a Governmental Authority. The Collateral Agent and the Secured Parties shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance except in the case of gross negligence, willful misconduct or bad faith.

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(c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Collateral Agent shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Collateral Agent, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Collateral Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral. If the Collateral Agent exercises his right to take possession of the Collateral, each Obligor shall also at its expense perform any and all other steps reasonably requested by the Collateral Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Collateral Agent, appointing overseers for the Collateral and maintaining inventory records. Notwithstanding the foregoing and clause (a)(i) above, the Collateral Agent acknowledges and agrees that any right provided in such clause (a)(i) or this clause (c) to enter and remain upon any premises of any Obligor that is leased from a third party landlord shall be subject to any rights or restrictions contained in the applicable lease for such premises and any rights of the landlord under applicable law.

(d) Nonexclusive Nature of Remedies. Failure by the Collateral Agent to exercise any right, remedy or option under this Security Agreement, any other Transaction Document or as provided by law, or any delay by the Collateral Agent in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. To the extent permitted by law, neither the Collateral Agent, the Secured Parties, nor any party acting as attorney for the Collateral Agent or the Secured Parties, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Collateral Agent and the Secured Parties under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Collateral Agent or the Secured Parties may have.

(e) [Reserved].

(f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the Secured Parties are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with the costs of collection and the reasonable fees of any attorneys employed by the Collateral Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

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(g) Other Security. To the extent that any of the Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real and other personal property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuation of any Event of Default, and the Collateral Agent shall have the right, in his sole discretion, to determine which rights, security, Liens, security interests or remedies the Collateral Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Collateral Agent’s and the Secured Parties’ rights or the Obligations under this Security Agreement or under any other of the Transaction Documents.

11. Rights of the Collateral Agent.

(a) Power of Attorney. Each Obligor hereby designates and appoints (effective after the occurrence and during the continuance of an Event of Default) the Collateral Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

(i) to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Collateral of such Obligor, all as the Collateral Agent may reasonably determine in respect of such Collateral;

(ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

(iii) to defend, settle, adjust or compromise any action, suit or proceeding brought with respect to the Collateral and, in connection therewith, give such discharge or release as the Collateral Agent may deem reasonably appropriate;

(iv) to endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor, or securing or relating to such Collateral, on behalf of and in the name of such Obligor;

(v) to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes;

(vi) to adjust and settle claims under any insurance policy relating to the Collateral;

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(vii) to execute and deliver and/or file all assignments, conveyances, statements, financing statements, continuation financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may determine necessary in order to perfect and maintain the security interests and Liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated herein;

(viii) to institute any foreclosure proceedings that the Collateral Agent may deem appropriate;

(ix) to execute any document or instrument, and to take any action, necessary under applicable law (including the Federal Assignment of Claims Act) in order for the Collateral Agent to exercise his rights and remedies (or to be able to exercise his rights and remedies at some future date) with respect to any Account of an Obligor where the account debtor is a Governmental Authority; and

(x) to do and perform all such other acts and things as the Collateral Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) remain outstanding or any Transaction Document is in effect. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so except if failure to do so or delay in doing so results from gross negligence, willful misconduct or bad faith. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact in his individual capacity or his capacity as attorney-in-fact except acts or omissions resulting from his gross negligence or willful misconduct. This power of attorney is conferred on the Collateral Agent solely to perfect, protect, preserve and realize upon his security interest in the Collateral.

(b) Assignment by the Collateral Agent. The Collateral Agent may from time to time assign the Obligations or any portion thereof and/or the Collateral or any portion thereof to a successor Collateral Agent in accordance with the terms of the Debentures, and the assignee shall be entitled to all of the rights and remedies of the Collateral Agent under this Security Agreement in relation thereto.

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(c) The Collateral Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Collateral Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in his possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords his own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. Notwithstanding the foregoing, the Collateral Agent and the Secured Parties agree not to create a security interest for the benefit of its creditors in any Collateral in its possession or control. In the event of a public or private sale of Collateral pursuant to Section 10 hereof, the Collateral Agent shall have no obligation to clean-up, repair or otherwise prepare the Collateral for sale.

12. Application of Proceeds. After the exercise of remedies by the Collateral Agent pursuant to the Debentures (or after the extensions of credit (with accrued interest thereon) and all other amounts under the Transaction Documents shall automatically become due and payable in accordance with the terms of such Section), any proceeds of the Collateral, when received by the Collateral Agent or any of the Secured Parties in cash or its equivalent, will be applied in reduction of the Obligations in the order set forth in the Debentures, and each Obligor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent shall have the continuing and exclusive right to apply and reapply any and all such proceeds in the Collateral Agent’s sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

13. [Reserved].

14. Continuing Agreement.

(a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) remain outstanding or any Transaction Document is in effect. Upon such payment and termination, this Security Agreement shall be automatically terminated and all of the Liens and security interests granted hereunder shall be automatically released and the Collateral Agent and the Secured Parties shall, upon the request and at the expense of the Obligors, forthwith execute and/or deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination and release. Notwithstanding the foregoing, all indemnities provided hereunder or under the Debenture shall survive termination of this Security Agreement.

(b) Any of the Collateral sold, transferred or otherwise disposed of by any Obligor to a Person in a transaction permitted by the Debenture, shall be transferred free of the security interest created hereby on such Collateral, and such security interest shall automatically terminate upon such permitted disposition. The Collateral Agent, at the request and sole expense of such Obligor, shall execute and deliver to such Obligor all releases or other documents reasonably requested by such Obligor to evidence such release of the Liens created hereby on such Collateral.

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(c) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event that payment of all or any part of the Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Collateral Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Obligations.

15. Amendments; Waivers; Modifications. None of the terms or provisions of this Secured Agreement may be waived, amended, supplemented or otherwise modified except in writing by the Borrower and the Collateral Agent; provided, however, that schedules to this Security Agreement may be supplemented in each case duly executed by each Obligor directly affected thereby.

16. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent and the Secured Parties hereunder, to the benefit of the Collateral Agent and the Secured Parties and their successors and permitted assigns; provided, however, that no party hereto may assign its rights or delegate its duties hereunder except as permitted by the Debentures.

17. Notices. All notices required or permitted to be given under this Security Agreement shall be in conformance with Section 8.2 of the Debenture.

18. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart. Delivery of executed counterparts of the Security Agreement by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original shall be delivered upon the request of the Collateral Agent.

19. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Security Agreement.

20. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial; Electronic Execution. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The terms of Sections 8.11, 8.12 and 8.15 of the Debentures are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

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21. Severability. If any provision of this Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

22. Entirety. This Security Agreement and the other Transaction Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to this Security Agreement, the other Transaction Documents or the transactions contemplated herein and therein.

23. Survival. All representations and warranties of the Obligors hereunder shall survive the execution and delivery of this Security Agreement and the other Transaction Documents.

24. Joint and Several Obligations of Obligors.

(a) Each of the Obligors is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by the Debentureholders under the Debentures, for the mutual benefit, directly and indirectly, of each of the Obligors and in consideration of the undertakings of each of the Obligors to accept joint and several liability for the obligations of each of them.

(b) Each of the Obligors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Obligors with respect to the payment and performance of all of the Obligations, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Obligors without preferences or distinction among them.

(c) Notwithstanding any provision to the contrary contained herein, in any other of the Transaction Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Obligor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

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Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	PERMEX PETROLEUM CORPORATION,
a corporation formed under the laws of the British Columbia

By:
Name:
Title:

[Signature Page to Security Agreement (Permex)]

JEFFREY E. EBERWEIN
as Collateral Agent

By:
Name:
Title:

[Signature Page to Security Agreement (Permex)]

SCHEDULE 4(a)

NAME CHANGES/CHANGES IN

CORPORATE STRUCTURE

None.

SCHEDULE 4(h)

INTELLECTUAL PROPERTY

(A) Copyrights

None.

(B) Copyright Licenses

None.

(C) Patents

None.

(D) Patent Licenses

None.

(E) Trademarks

None.

(F) Trademark Licenses

None.

EXHIBIT A

[FORM OF]

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

COPYRIGHTS

Pursuant to the Security Agreement dated as of November 1, 2024 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Security Agreement”), by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and Jeffrey E. Eberwein, as Collateral Agent (the “Collateral Agent”) for the secured parties referenced therein (the “Secured Parties”), the undersigned Obligor has granted a continuing security interest in the copyrights and copyright applications shown on Schedule 1 attached hereto (the “Copyrights”) to the Collateral Agent for the ratable benefit of the Secured Parties and the undersigned hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a continuing security interest in, any and all right, title and interest of such Obligor in and to the Copyrights.

The Obligors and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the Copyrights (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any Copyright. In the event of a conflict between this Notice (defined below) and the Security Agreement, the Security Agreement shall control.

THIS NOTICE OF GRANT OF SECURITY INTEREST IN COPYRIGHTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (this “Notice”) SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

PERMEX PETROLEUM CORPORATION

By:
Name:
Title:

Acknowledged and Accepted:

Jeffrey E. Eberwein,

as Collateral Agent

By:
Name:
Title:

Schedule 1

Registered Copyrights

EXHIBIT B

[FORM OF]

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

PATENTS

Pursuant to the Security Agreement dated as of November 1, 2024 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Security Agreement”), by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and Jeffrey E. Eberwein, as Collateral Agent (the “Collateral Agent”) for the secured parties referenced therein (the “Secured Parties”), the undersigned Obligor has granted a continuing security interest in the patents, and patent applications shown on Schedule 1 attached hereto (the “Patents”) to the Collateral Agent for the ratable benefit of the Secured Parties and the undersigned hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a continuing security interest in, any and all right, title and interest of such Obligor in and to the Patents.

The Obligors and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the Patents (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any Patent. In the event of a conflict between this Notice (defined below) and the Security Agreement, the Security Agreement shall control.

THIS NOTICE OF GRANT OF SECURITY INTEREST IN PATENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (this “Notice”) SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

PERMEX PETROLEUM CORPORATION

By:
Name:
Title:

Acknowledged and Accepted:

Jeffrey E. Eberwein,

as Collateral Agent

By:
Name:
Title:

Schedule 1

Patents

EXHIBIT C

[FORM OF]

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

TRADEMARKS

Pursuant to the Security Agreement dated as of November 1, 2024 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Security Agreement”), by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and Jeffrey E. Eberwein, as Collateral Agent (the “Collateral Agent”) for the secured parties referenced therein (the “Secured Parties”), the undersigned Obligor has granted a continuing security interest in the trademarks and trademark applications shown on Schedule 1 attached hereto (the “Trademarks”) to the Collateral Agent for the ratable benefit of the Secured Parties and the undersigned hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a continuing security interest in, any and all right, title and interest of such Obligor in and to the Trademarks; provided that, in no event shall Trademarks include any “intent-to-use” trademark applications prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law.

The Obligors and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the Trademarks (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any Trademark. In the event of a conflict between this Notice (defined below) and the Security Agreement, the Security Agreement shall control.

THIS NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (this “Notice”) SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

PERMEX PETROLEUM CORPORATION

By:
Name:
Title:

Acknowledged and Accepted:

Jeffrey E. Eberwein,

as Collateral Agent

By:
Name:
Title:

Schedule 1

Registered Trademarks

EXHIBIT D

[FORM OF]

MORTGAGE

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:
___________________ ___________________ ___________________ Attn: ___________________
THIS SPACE ABOVE FOR RECORDER’S USE

MORTGAGE (WITH ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT AND FIXTURE FILING) 1

THIS MORTGAGE (WITH ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING) is made as of [__________] by [________________], as mortgagor (“Borrower”), to [________________], on behalf of the Debentureholders (as defined in the Debentures (defined below)), as mortgagee (“Collateral Agent”). The respective addresses of Borrower and Collateral Agent are set forth in Section 5.5.

WHEREAS, in connection with the issuance of those certain Senior Secured Convertible Debentures dated as of [_____], 2024 and issued by the Borrower to the Debentureholders (as amended, modified, restated or supplemented from time to time, the “Debentures”), the Debentureholders have agreed to extend credit upon the terms and subject to the conditions set forth therein; and

WHEREAS, in connection with the execution and delivery of the Debentures, the Borrower has agreed to execute and deliver this Mortgage to the Collateral Agent for the ratable benefit of the Debentureholders and the other Secured Parties in accordance with Section 5(m) of the Security Agreement (defined below); and

WHEREAS, Borrower and each other Obligor (as defined in the Security Agreement) will derive substantial direct and indirect benefits from the making of the credit extensions under the Debentures; and

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, including the indebtedness herein recited, the receipt of which is hereby acknowledged, Borrower, as mortgagor, hereby irrevocably mortgages, grants, bargains, sells, transfers, warrants, remises, releases, sets over, conveys and assigns to Collateral Agent (on behalf of the Debentureholders), as mortgagee, under and subject to the terms and conditions hereinafter set forth, that certain real property located in County of [__________], State of [______________], which real property is more particularly described in Exhibit A attached hereto and by this reference incorporated herein (the “Land”);

1 Subject to review from local counsel

TOGETHER WITH any and all buildings and improvements now or hereafter erected on the Land including, without limitation, the fixtures, attachments, appliances, equipment, machinery, and other articles attached to said buildings and improvements (the “Improvements”), all of which are deemed and construed to be a part of the realty (the Land and the Improvements are collectively referred to herein as the “Premises”);

TOGETHER WITH all Leases (as defined in Section 2.1 below) and all Rents (as defined in Section 2.1 below);

TOGETHER WITH all interests, estates or other claims, both in law and in equity, which Borrower now has or may hereafter acquire in the Premises;

TOGETHER WITH all right, title, and interest of Borrower in (a) the property and interests in property described on Exhibit B attached hereto and incorporated herein by reference, (b) all other personal property now or hereafter owned by Borrower that is now or hereafter located on or used in connection with the Premises, (c) all other rights and interests of Borrower now or hereafter held in personal property that is now or hereafter located on or used in connection with the Premises, and (d) all proceeds thereof (such personal property and proceeds are collectively referred to in this Mortgage as the “Personal Property”);

TOGETHER WITH all easements, rights-of-way and rights now owned or hereafter acquired by Borrower used in connection therewith or as a means of access thereto, including, without limitation, all rights pursuant to any trackage agreement and all rights to the nonexclusive use of common drive entries, and all tenements, hereditaments and appurtenances thereof and thereto, and all water and water rights and shares of stock evidencing the same;

TOGETHER WITH all leasehold estate, right, title and interest of Borrower in and to all leases, subleases, licenses, franchises and other agreements covering the Premises or any portion thereof now or hereafter existing or entered into, and all right, title and interest of Borrower thereunder including, without limitation, all cash or security deposits, advance rentals, and deposits or payments of similar nature;

TOGETHER WITH all right, title and interest now owned or hereafter acquired by Borrower in and to any greater estate in the Premises;

TOGETHER WITH all right, title and interest of Borrower, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, adjoining the Premises, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Premises;

TOGETHER WITH all the estate, interest, right, title, other claim or demand, both in law and in equity, including claims or demands with respect to the proceeds of insurance in effect with respect thereto, which Borrower now has or may hereafter acquire in the Premises, and any and all awards made for the taking by eminent domain, or by any proceeding of purchase in lieu thereof, of the whole or any part of the Mortgaged Property (as hereinafter defined), including, without limitation, any awards resulting from a change of grade of streets and awards for severance damages.

The entire estate, property and interest hereby mortgaged to Collateral Agent may hereafter be collectively referred to as the “Mortgaged Property.” Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Debentures or the Security Agreement, as the context may require.

THIS MORTGAGE IS GIVEN, AMONG OTHER THINGS, FOR THE PURPOSE OF SECURING:

(a) the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of Borrower’s Obligations (as such term is defined in that certain Security Agreement dated as of [_______], 2024, among Borrower, the other “Obligors” party thereto and Collateral Agent, as collateral agent for the holders of the Debentures (as defined therein) (the “Security Agreement”));

(b) payment of all sums advanced by Collateral Agent to protect the Mortgaged Property, with Interest thereon from the date of the advance;

(c) performance of every obligation, covenant or agreement of Borrower contained herein and in the Debentures, and all supplements, amendments and modifications thereto and all extensions and renewals thereof;

(d) performance of every obligation, covenant and agreement of Borrower contained in any agreement now or hereafter executed by Borrower which recites that the obligations thereunder are secured by this Mortgage; and

(e) compliance with and performance of each and every material provision of any declaration of covenants, conditions and restrictions pertaining to the Mortgaged Property or any portion thereof.

PROVIDED, HOWEVER, that these presents are upon the condition that if Borrower (a) shall pay or cause to be paid to Collateral Agent the principal and all interest payable in respect of the obligations secured hereby at the time and in the manner stipulated in the Debentures and the other Transaction Documents, all without any deduction or credit for taxes or other similar charges paid by Borrower, (b) shall punctually perform, keep and observe all and singular the covenants and promises in the Debentures, Security Agreement and other Transaction Documents, to be performed, kept and observed by and on the part of Borrower, and (c) shall not permit or suffer to occur any default under this Mortgage or any other Transaction Document, then this Mortgage and all the interests and rights hereby granted, bargained, sold, conveyed, assigned, transferred, mortgaged, pledged, delivered, set over, warranted and confirmed shall cease, terminate and be void, but shall otherwise remain in full force and effect.

BORROWER COVENANTS WITH AND WARRANTS TO COLLATERAL AGENT: (a) that Borrower has good and marketable title to the Mortgaged Property, is lawfully seized and possessed of the Mortgaged Property in fee simple and has good right to mortgage, sell and convey the same; (b) that the Mortgaged Property is unencumbered except for any easements, restrictions or other title matters excepted in the loan policy of title insurance delivered to Collateral Agent in connection with this Mortgage; and (c) that Borrower shall forever warrant and defend the Mortgaged Property unto Collateral Agent and its successors and assigns, and the validity and priority of the lien of this Mortgage, against the lawful claims and demands of all persons whomsoever.

TO PROTECT THE SECURITY OF THIS MORTGAGE, BORROWER HEREBY COVENANTS AND AGREES AS FOLLOWS:

ARTICLE I
COVENANTS AND AGREEMENTS OF BORROWER

1.1 Payment of Secured Obligations. Borrower shall pay when due the principal of and the interest on the indebtedness evidenced by the Debentures, all charges, fees and other sums as provided in the Transaction Documents (including, without limitation, any prepayment fee); the principal of and interest on any future advances secured by this Mortgage; and the principal of and interest on any other indebtedness secured by this Mortgage.

1.2 Maintenance, Repair, Alterations, and Compliance with Laws. Borrower shall keep the Mortgaged Property in good condition and repair; Borrower shall not remove, demolish or substantially alter any of the Improvements except upon the prior written consent of Collateral Agent; Borrower shall complete promptly and in a good and workmanlike manner any Improvement which may be now or hereafter constructed on the Land and promptly restore in like manner any portion of the Improvements which may be damaged or destroyed thereon from any cause whatsoever, and pay when due all claims for labor performed and materials furnished therefor; Borrower shall comply with all laws, ordinances, regulations, covenants, conditions and restrictions now or hereafter affecting the Mortgaged Property or any part thereof or requiring any alterations or improvements, and the requirements of insurance companies and any bureau or agency which establishes standards of insurability; Borrower shall not commit or permit any waste or deterioration of the Mortgaged Property, and shall keep and maintain abutting grounds, sidewalks, roads, parking and landscape areas in good and neat order and repair; Borrower shall not commit, suffer or permit any act to be done in or upon the Mortgaged Property in violation of any law, ordinance or regulation; and Borrower shall do all other acts which from the character or use of the Mortgaged Property may be reasonably necessary to maintain and preserve its value. Borrower shall not apply for, willingly suffer or permit any change in zoning, subdivision, or land use regulations affecting the Premises without the consent of Collateral Agent. Borrower shall not drill or extract or enter into any lease for the drilling for or extraction of oil, gas or other hydrocarbon substances or any mineral of any kind or character on or from the Mortgaged Property or any part thereof without first obtaining Collateral Agent’s written consent.

1.3 Required Insurance. Borrower shall at all times provide, maintain and keep in force or cause to be provided, maintained and kept in force, at no expense to Collateral Agent, all policies of insurance that are required pursuant to the Transaction Documents, or that are otherwise reasonably required by Collateral Agent.

1.4 Delivery of Policies, Payment of Premiums.

(a) At Collateral Agent’s option all policies of insurance must either have attached thereto a lender’s loss payable endorsement for the benefit of Collateral Agent in form satisfactory to Collateral Agent or must name Collateral Agent as an additional insured. At Collateral Agent’s option, Borrower shall furnish Collateral Agent with an original of all policies of insurance required under Section 1.3 above or a certificate of insurance for each required policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number and the period of coverage. If Collateral Agent consents, Borrower may provide any of the required insurance through blanket policies carried by Borrower and covering more than one location, or by policies procured by a party holding under Borrower; provided, however, all such policies must be in form and substance and issued by companies reasonably satisfactory to Collateral Agent. At least thirty (30) days prior to the expiration of each required policy, Borrower shall deliver to Collateral Agent evidence satisfactory to Collateral Agent of the payment of premium and the renewal or replacement of such policy continuing insurance in the form required by this Mortgage. All such policies must contain a provision that, notwithstanding any contrary agreement between Borrower and an insurance company, such policies will not be cancelled, allowed to lapse without renewal, surrender, reduced in scope or limits of coverage or otherwise materially amended, without at least thirty (30) days’ prior written notice to Collateral Agent.

(b) In the event Borrower fails to provide, maintain, keep in force or deliver to Collateral Agent the policies of insurance required by this Mortgage or by any Transaction Document, Collateral Agent may (but has no obligation to) procure such insurance or single-interest insurance for such risks covering Collateral Agent’s interest, and Borrower will pay all premiums thereon promptly upon demand by Collateral Agent, and until such payment is made by Borrower, the amount advanced by Collateral Agent with respect to all such premiums will bear Interest at the rate set forth in the Debentures. After the occurrence of an event of default (as defined below) (whether or not such event of default is subsequently cured), upon request by Collateral Agent, Borrower shall deposit with Collateral Agent an initial cash reserve in an amount equal to one-half (½) of the estimated aggregate annual insurance premiums on all policies of insurance required by this Mortgage and thereafter continue to deposit with Collateral Agent, in monthly installments, an amount equal to one-twelfth (1/12) of the estimated aggregate annual insurance premiums on all policies of insurance required by this Mortgage. In such event Borrower further agrees to cause all bills, statements or other documents relating to the foregoing insurance premiums to be sent or mailed directly to Collateral Agent. Upon receipt of such bills, statements or other documents evidencing that a premium for a required policy is then payable, and providing Borrower has deposited sufficient funds with Collateral Agent pursuant to this Section 1.4, Collateral Agent shall timely pay such amounts as may be due thereunder out of the funds so deposited with Collateral Agent. If at any time and for any reason the funds deposited with Collateral Agent are or will be insufficient to pay such amounts as may be then or subsequently due, Collateral Agent shall notify Borrower and Borrower shall immediately deposit an amount equal to such deficiency with Collateral Agent. Notwithstanding the foregoing, nothing contained herein will cause Collateral Agent to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Collateral Agent pursuant to this Section 1.4, nor will anything contained herein modify the obligation of Borrower set forth in Section 1.3 hereof to maintain and keep such insurance in force at all times. Collateral Agent may commingle said reserve with its own funds and Borrower will be entitled to no interest thereon.

1.5 Casualties; Insurance Proceeds. Borrower shall give prompt written notice thereof to Collateral Agent after the occurrence of any casualty to or in connection with the Mortgaged Property or any part thereof, whether or not covered by insurance. In the event of such casualty, all proceeds of insurance must be payable to Collateral Agent, and Borrower hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to Collateral Agent. If Borrower receives any proceeds of insurance resulting from such casualty, Borrower shall promptly pay over such proceeds to Collateral Agent. Collateral Agent is hereby authorized and empowered by Borrower to settle, adjust or compromise any and all claims for loss, damage or destruction under any policy or policies of insurance. In the event of any damage or destruction of the Premises, Collateral Agent shall apply all loss proceeds remaining after deductions of all expenses of collection and settlement thereof, including, without limitation, reasonable attorneys’ and adjustors’ fees and expenses, to the restoration of the Improvements but only as repairs or replacements are effected and continuing expenses become due and payable; provided that the following conditions are met: (a) no event of default exists; (b) Collateral Agent has determined, in its sole discretion, that the damage or destruction can be repaired and that the damaged portion of the Improvements can be completed, in each case to the equivalent of its original condition or to such other condition as may be approved by Collateral Agent; (c) Collateral Agent and all applicable governmental authorities have approved the final plans and specifications for reconstruction of the damaged portion of the Improvements; (d) Collateral Agent has approved, for the reconstruction of the damaged portion of the Improvements, in its sole discretion, the budget, the construction schedule and the construction contract; and (e) Collateral Agent has determined, in its sole discretion, that after the reconstruction work is completed, the value of the Premises will not be less than the original appraised value of the Premises, as approved by Collateral Agent. If any one or more of such conditions set forth herein have not been met, Collateral Agent shall apply all loss proceeds, after deductions as herein provided, to the repayment of the outstanding balance of the Debentures, together with all accrued interest thereon, in such order as Collateral Agent may elect, notwithstanding that the outstanding balance may not be due and payable. Nothing herein contained will be deemed to excuse Borrower from repairing or maintaining the Mortgaged Property as provided in Section 1.2 hereof or restoring all damage or destruction to the Mortgaged Property, regardless of whether or not there are insurance proceeds available to Borrower or whether any such proceeds are sufficient in amount, and the application or release by Collateral Agent of any insurance proceeds will not cure or waive any default or notice of default under this Mortgage or invalidate any act done pursuant to such notice.

1.6 Assignment of Policies Upon Foreclosure. In the event of foreclosure of this Mortgage or other transfer of title or assignment of the Mortgaged Property in extinguishment, in whole or in part, of the debt secured hereby, all right, title and interest of Borrower in and to all policies of insurance required by Section 1.3 will inure to the benefit of and pass to the successor in interest to Borrower or the purchaser or grantee of the Mortgaged Property.

1.7 Indemnification; Subrogation; Waiver of Offset.

(a) If Collateral Agent is made a party to any litigation concerning the Debentures, this Mortgage, any of the Transaction Documents, the Mortgaged Property or any part thereof or interest therein, or the occupancy of the Mortgaged Property by Borrower, then Borrower shall indemnify, defend and hold Collateral Agent harmless from all liability by reason of said litigation, including reasonable attorneys’ fees and expenses incurred by Collateral Agent as a result of any such litigation, whether or not any such litigation is prosecuted to judgment. However, Borrower will not be obligated to indemnify, defend and hold Collateral Agent harmless from any claims which arise solely out of the gross negligence or willful misconduct of Collateral Agent. Collateral Agent may employ an attorney or attorneys to protect its rights hereunder, and in the event of such employment following any breach by Borrower, Borrower shall pay Collateral Agent reasonable attorneys’ fees and expenses incurred by Collateral Agent, whether or not an action is actually commenced against Borrower by reason of its breach. This Section 1.7 will not apply to any matters covered by any Transaction Document that expressly provides that it is unsecured.

(b) Borrower waives any and all right to claim or recover against Collateral Agent, its officers, employees, agents and representatives, for loss of or damage to Borrower, the Mortgaged Property, Borrower’s property or the property of others under Borrower’s control from any cause insured against or required to be insured against by the provisions of this Mortgage.

(c) All sums payable by Borrower pursuant to this Mortgage must be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Borrower hereunder will in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Mortgaged Property or any part thereof; (ii) any restriction or prevention of or interference by any third party with any use of the Mortgaged Property or any part thereof; (iii) any title defect or encumbrance or any eviction from the Premises or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Collateral Agent, or any action taken with respect to this Mortgage by any trustee or receiver of Collateral Agent, or by any court, in any such proceeding; (v) any claim which Borrower has or might have against Collateral Agent; (vi) any default or failure on the part of Collateral Agent to perform or comply with any of the terms hereof or of any other agreement with Borrower; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not Borrower has notice or knowledge of any of the foregoing. Except as expressly provided herein, Borrower waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Borrower.

1.8 Taxes and Impositions.

(a) Borrower shall pay, or cause to be paid prior to delinquency, all real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including, without limitation, nongovernmental levies or assessments such as maintenance charges, levies or charges resulting from covenants, conditions and restrictions affecting the Mortgaged Property, which are assessed or imposed upon the Mortgaged Property, or become due and payable, and which create, may create or appear to create a lien upon the Mortgaged Property, or any part thereof, or upon any person, property, equipment or other facility used in the operation or maintenance thereof (all the above collectively hereinafter referred to as “Impositions”); provided, however, that if, by law any such Imposition is payable, or may at the option of the taxpayer be paid, in installments, Borrower may pay the same or cause it to be paid, together with any accrued interest on the unpaid balance of such Imposition, in installments before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest.

(b) If at any time after the date hereof there is assessed or imposed (i) a tax or assessment on the Mortgaged Property in lieu of or in addition to the Impositions payable by Borrower pursuant to Section 1.8(a), or (ii) a license fee, tax or assessment imposed on Collateral Agent and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby, then all such taxes, assessments or fees will be deemed to be included within the term “Impositions” as defined in Section 1.8(a) and Borrower shall pay and discharge the same as herein provided with respect to the payment of Impositions. If Borrower fails to pay such Impositions prior to delinquency or if Borrower is prohibited by law from paying such Impositions, Collateral Agent may at its option declare all obligations secured hereby together with all accrued interest thereon, immediately due and payable. Anything to the contrary herein notwithstanding, Borrower will have no obligation to pay any franchise, estate, inheritance, income, excess profits or similar tax levied on Collateral Agent or on the obligations secured hereby.

(c) Subject to the provisions of Section 1.8(d) and upon request by Collateral Agent, Borrower shall deliver to Collateral Agent before any such Imposition is due and payable official receipts of the appropriate taxing authority, or other proof reasonably satisfactory to Collateral Agent, evidencing the payment thereof.

(d) Borrower has the right before any delinquency occurs to contest or object to the amount or validity of any such Imposition by appropriate proceedings, but this will not be deemed or construed in any way as relieving, modifying or extending Borrower’s covenant to pay any such Imposition at the time and in the manner provided in this Section 1.8, unless Borrower has given prior written notice to Collateral Agent of Borrower’s intent to so contest or object to an Imposition, and unless, at Collateral Agent’s sole option, (i) Borrower demonstrates to Collateral Agent’s reasonable satisfaction that the proceedings to be initiated by Borrower will conclusively operate to prevent the sale of the Mortgaged Property, or any part thereof, to satisfy such Imposition prior to final determination of such proceedings; or (ii) Borrower furnishes a good and sufficient bond or surety as requested by and reasonably satisfactory to Collateral Agent; or (iii) Borrower demonstrates to Collateral Agent’s reasonable satisfaction that Borrower has provided as good and sufficient undertaking as may be required or permitted by law to accomplish a stay of any such sale.

(e) After the occurrence of an event of default (whether or not such event of default is subsequently cured), upon request by Collateral Agent, Borrower shall pay to Collateral Agent an initial cash reserve in an amount equal to one-half (½) of all Impositions for the ensuing tax fiscal year and shall thereafter continue to deposit with Collateral Agent, in monthly installments, an amount equal to one-twelfth (1/12) of the sum of the annual Impositions reasonably estimated by Collateral Agent, for the purpose of paying the installment of Impositions next due on the Mortgaged Property (funds deposited for this purpose will hereinafter be referred to as “Impounds”). In such event Borrower further agrees to cause all bills, statements or other documents relating to Impositions to be sent or mailed directly to Collateral Agent. Upon receipt of such bills, statements or other documents, and providing Borrower has deposited sufficient Impounds with Collateral Agent pursuant to this Section 1.8(e), Collateral Agent shall timely pay such amounts as may be due thereunder out of the Impounds so deposited with Collateral Agent. If at any time and for any reason the Impounds deposited with Collateral Agent are or will be insufficient to pay such amounts as may then or subsequently be due, Collateral Agent may, at its option, notify Borrower and upon such notice Borrower shall deposit immediately an amount equal to such deficiency with Collateral Agent. Notwithstanding the foregoing, nothing contained herein will cause Collateral Agent to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Collateral Agent pursuant to this Section 1.8(e). Collateral Agent may commingle Impounds with its own funds and will not be obligated to pay or allow any interest on any Impounds held by Collateral Agent pending disbursement or application hereunder. Collateral Agent may reserve for future payment of Impositions such portion of the Impounds as Collateral Agent may in its absolute discretion deem proper. Should Borrower fail to deposit with Collateral Agent (exclusive of that portion of said payments that has been applied by Collateral Agent upon any indebtedness or obligation secured hereby) sums sufficient to fully pay such Impositions at least fifteen (15) days before delinquency thereof, Collateral Agent may, at Collateral Agent’s election, but without any obligation to do so, advance any amounts required to make up the deficiency, which advances, if any, will be secured hereby and will be repayable to Collateral Agent as herein elsewhere provided, or Collateral Agent may, at its option and without making any advance notice whatever, apply any Impounds held by it upon any indebtedness or obligation secured hereby in such order as Collateral Agent may determine, notwithstanding that said indebtedness or the performance of said obligation may not yet be due according to the terms thereof. Upon the occurrence of an event of default, Collateral Agent may, at any time at Collateral Agent’s option, apply any sums or amounts in its hands received pursuant to Sections 1.4(b) and 1.8(e) hereof, or as rents or income of the Mortgaged Property or otherwise, to any indebtedness or obligation of Borrower secured hereby in such manner and order as Collateral Agent may elect, notwithstanding said indebtedness or the performance of said obligation may not yet be due according to the terms thereof. The receipt, use or application of any such Impounds paid by Borrower to Collateral Agent hereunder will not be construed to affect the maturity of any indebtedness secured by this Mortgage or any of the rights or powers of Collateral Agent under the terms of the Transaction Documents or any of the obligations of Borrower or any guarantor under the Transaction Documents.

(f) Borrower shall not suffer, permit or initiate the joint assessment of any real and personal property which may constitute all or a portion of the Mortgaged Property or suffer, permit or initiate any other procedure whereby the lien of the real property taxes and the lien of the personal property taxes will be assessed, levied or charged to the Mortgaged Property as a single lien.

(g) Upon the request of Collateral Agent, Borrower shall promptly cause to be furnished to Collateral Agent, at Borrower’s expense, a tax reporting service covering the Mortgaged Property of the type, duration and with a company satisfactory to Collateral Agent.

1.9 Utilities. Borrower shall pay or shall cause to be paid when due all utility charges that are incurred by Borrower for the benefit of the Mortgaged Property or that may become a charge or lien against the Mortgaged Property for gas, electricity, water or sewer services furnished to the Mortgaged Property and all other assessments or charges of a similar nature, whether public or private, affecting or related to the Mortgaged Property or any portion thereof, whether or not such taxes, assessments or charges are or may become liens thereon.

1.10 Actions Affecting Mortgaged Property. Borrower shall give Collateral Agent prompt written notice of the assertion of any claim with respect to, or the filing of any action or proceeding purporting to affect the Mortgaged Property, the security hereof or the rights or powers of Collateral Agent. Borrower shall appear in and contest any such action or proceeding and shall pay all costs and expenses, including cost of evidence of title and attorneys’ fees, in any such action or proceeding in which Collateral Agent may appear.

1.11 Actions By Collateral Agent to Preserve Mortgaged Property. If Borrower fails to make any payment or to do any act as and in the manner provided in any of the Transaction Documents, Collateral Agent in its own discretion, without obligation so to do, without releasing Borrower from any obligation, and without notice to or demand upon Borrower, may make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof. In connection therewith (without limiting Collateral Agent’s general powers, whether conferred herein, in other Transaction Documents or by law), Collateral Agent is hereby given the right, but not the obligation, (i) to enter upon and take possession of the Mortgaged Property; (ii) to make additions, alterations, repairs and improvements to the Mortgaged Property that Collateral Agent may consider necessary or proper to keep the Mortgaged Property in good condition and repair; (iii) to appear and participate in any action or proceeding affecting or that may affect the security hereof or the rights or powers of Collateral Agent; (iv) to pay, purchase, contest or compromise any encumbrance, claim, charge, lien or debt that in the judgment of either may affect or appears to affect the security of this Mortgage or be prior or superior hereto; and (v) in exercising such powers, to pay necessary expenses, including attorneys’ fees and costs or other necessary or desirable consultants. Borrower shall, immediately upon demand therefor by Collateral Agent, pay to Collateral Agent an amount equal to all respective costs and expenses reasonably incurred by Collateral Agent in connection with the exercise of the foregoing rights, including, without limitation, costs of evidence of title, court costs, appraisals, surveys and receiver’s fees and attorneys’ fees, together with interest thereon from the date of such expenditures.

1.12 Transfer of Mortgaged Property Or Ownership Interests by Borrower. In order to induce Collateral Agent to make the loan secured hereby, Borrower agrees that, in the event of any “transfer” (as defined below), without the prior written consent of Collateral Agent, Collateral Agent has the absolute right at its option, without prior demand or notice, to declare all sums secured hereby immediately due and payable. Consent to one such transfer will not be deemed to be a waiver of the right to require consent to future or successive transfers. Collateral Agent may grant or deny such consent in its sole discretion, and may impose any conditions to such consent in its sole discretion (including, without limitation, changes to the terms of the loan and the imposition of fees) and, if consent should be given, any such transfer will be subject to this Mortgage, and any such transferee shall assume all obligations hereunder and agree to be bound by all provisions contained herein. Such assumption will not, however, release Borrower or any maker or guarantor of the Debentures from any liability thereunder without the prior written consent of Collateral Agent. As used herein, “transfer” includes the direct or indirect sale, agreement to sell, transfer, conveyance, pledge, mortgage, encumbrance, lien, collateral assignment or hypothecation of the Mortgaged Property, or any portion thereof or interest therein, whether voluntary, involuntary, by operation of law or otherwise, the execution of any installment land sale contract or similar instrument affecting all or a portion of the Mortgaged Property, or the lease of all or substantially all of the Mortgaged Property. The term “transfer” also includes the direct or indirect transfer, assignment, withdrawal, hypothecation or conveyance of legal or beneficial ownership of any membership, partnership, stock or other ownership interest (an “ownership interest”) that results in a change in control of Borrower or in any member or partner of Borrower (excluding, however, transfers of stock or limited partnership interests in a publicly traded company, or a change in control of a publicly traded company).

1.13 Full Performance Required; Survival of Warranties. All representations, warranties and covenants of Borrower contained in any credit application or made to Collateral Agent in connection with the credit facility secured hereby or contained in the Transaction Documents or incorporated by reference therein, will survive the execution and delivery of this Mortgage and will remain continuing obligations, warranties and representations of Borrower so long as any portion of the obligations secured by this Mortgage remains outstanding.

1.14 Eminent Domain. If any proceeding or action is commenced for the taking of the Mortgaged Property, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, condemnation or otherwise, or if the same is taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner, or should Borrower receive any notice or other information regarding such proceeding, action, taking or damage, Borrower shall give prompt written notice thereof to Collateral Agent. Collateral Agent is entitled at its option, without regard to the adequacy of its security, to commence, appear in and prosecute in its own name any such action or proceeding. Collateral Agent is also entitled to make any compromise or settlement in connection with such taking or damage. All compensation, awards, damages, rights of action and proceeds awarded to Borrower by reason of any such taking or damage to the Premises or any part thereof or any interest therein for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding, or in any other manner (the “Condemnation Proceeds”) are hereby assigned to Collateral Agent and Borrower agrees to execute such further assignments of the Condemnation Proceeds as Collateral Agent may require. After deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit), including attorneys’ fees, incurred by it in connection with any such action or proceeding, Collateral Agent shall apply all such Condemnation Proceeds to the restoration of the Improvements (other than Condemnation Proceeds attributable to temporary use or occupancy which may be applied, at Collateral Agent’s option, to installments of principal and interest and other charges due under the Debentures and other Transaction Documents when the same become due and payable) provided that:

(a) the taking or damage will not, in Collateral Agent’s reasonable judgment, materially impair the security for the Debentures; and

(b) all conditions set forth in Section 1.5 are met.

If all of the above conditions are met, Collateral Agent shall disburse the Condemnation Proceeds to Borrower and only as repairs or replacements are effected and continuing expenses become due and payable. If any one or more of the above conditions are not met, Collateral Agent shall apply all of the Condemnation Proceeds, after deductions as herein provided, to the repayment of the outstanding balance of the Debentures, together with all accrued interest thereon, in such order as Collateral Agent may elect, notwithstanding that said outstanding balance may not be due and payable, and Collateral Agent will have no obligation to extend any further credit to Borrower pursuant to the Transaction Documents or otherwise. If the Condemnation Proceeds are not sufficient to repay the Debentures in full, Borrower shall immediately pay any remaining balance, together with all accrued interest thereon. Application or release of the Condemnation Proceeds as provided herein will not cure or waive any default or notice of default hereunder or under any other Transaction Document or invalidate any act done pursuant to such notice.

1.15 Additional Security. No other security now existing, or hereafter taken, to secure the obligations secured hereby will be impaired or affected by the execution of this Mortgage; and all additional security will be taken, considered and held as cumulative. The taking of additional security, execution of partial releases of the security, or any extension of the time of payment of the indebtedness will not diminish the force, effect or lien of this Mortgage and will not affect or impair the liability of any maker, surety or endorser for the payment of said indebtedness. If Collateral Agent at any time holds additional security for any of the obligations secured hereby, Collateral Agent may enforce the sale thereof or otherwise realize upon the same, at its option, either before, concurrently, or after a sale is made hereunder.

1.16 Intentionally Deleted.

1.17 Successors and Assigns. This Mortgage applies to, inures to the benefit of (subject, however, to all restrictions on transfer provided in Section 1.12) and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term “Collateral Agent” means the owner and holder of the Debentures, whether or not named as Collateral Agent herein. This Section 1.17 will not be deemed a waiver of the provisions of Section 1.12 hereof.

1.18 Inspections. Collateral Agent, or its agents, representatives or workers, are authorized to enter at any reasonable time upon or in any part of the Mortgaged Property for the purpose of inspecting the same and for the purpose of performing any of the acts it is authorized to perform hereunder or under the terms of any of the Transaction Documents.

1.19 Liens. Borrower shall pay and promptly discharge, at Borrower’s cost and expense, all liens, encumbrances and charges (collectively, “Liens”) upon the Mortgaged Property, or any part thereof or interest therein; provided, however, that Borrower has the right to contest in good faith and with reasonable diligence the validity of any such Liens, and pending such contest Borrower shall not be deemed in default hereunder if Borrower, within ten (10) days of Collateral Agent’s request, obtains an appropriate surety bond and takes all other actions required to remove and release such Lien as an encumbrance against all and any portion of the Mortgaged Property; provided, further, however, Collateral Agent will not be required to extend any further credit to Borrower until all such Liens have been removed as encumbrances against all and any portion of the Mortgaged Property, and have been insured against by a title company to Collateral Agent’s satisfaction. In the case of stop payment notices, Borrower has the right to contest, in good faith and with reasonable diligence, the validity of any stop payment notice, provided Borrower has filed with Collateral Agent a bond in form and amount sufficient to release such stop payment notice. Borrower shall cause any such stop payment notice to be released within ten (10) days of Collateral Agent’s request, and, without limiting the foregoing, Collateral Agent shall have no obligation to extend any further credit to Borrower until all stop payment notices have been fully released or discharged. Notwithstanding the foregoing or anything else contained in this Mortgage which may be construed to the contrary, in the event that any action or other proceeding is instituted to enforce or foreclose any Lien against any of the Mortgaged Property, the Borrower shall immediately (and in any event within three days of request by Collateral Agent, or five days prior to any scheduled foreclosure sale, whichever is sooner) make such payments, obtain such surety bonds and/or take such other action as the Collateral Agent may, in its sole discretion, require in order to release the Lien. If Borrower fails to remove and discharge any such Lien or stop payment notice as required above, then, in addition to any other right or remedy of Collateral Agent, Collateral Agent may, but is not obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such Lien or stop payment notice by depositing in a court a bond or the amount claimed or otherwise giving security for such claim, or by procuring such discharge in such manner as is or may be prescribed by law. Borrower shall, immediately upon demand therefor by Collateral Agent, pay to Collateral Agent an amount equal to all costs and expenses incurred by Collateral Agent in connection with the exercise by Collateral Agent of the foregoing right to discharge any such Lien or stop payment notice together with interest thereon from the date of such expenditure.

1.20 Intentionally Deleted.

1.21 Collateral Agent’s Powers. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Mortgage upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of all unpaid obligations, Collateral Agent may, from time to time and without notice (i) release any person so liable, (ii) extend the maturity or alter any of the terms of any such obligation, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Collateral Agent’s option any parcel, portion or all of the Mortgaged Property, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto.

1.22 Financial Statements. Borrower shall deliver to Collateral Agent copies of such financial statements, balance sheets, profit and loss statements, operating statements, income and expense statements and other financial information in reasonable detail and at the times reasonably required by Collateral Agent.

1.23 Trade Names. At the request of Collateral Agent, Borrower shall execute a certificate in form satisfactory to Collateral Agent listing the trade names or fictitious business names under which Borrower intends to operate the Mortgaged Property or any business located thereon and representing and warranting that Borrower does business under no other trade names or fictitious business names with respect to the Mortgaged Property. Borrower shall immediately notify Collateral Agent in writing of any change in said trade names or fictitious business names, and will, upon request of Collateral Agent, execute any additional financing statements and other certificates necessary to reflect the change in trade names or fictitious business names.

1.24 Leasehold. If a leasehold estate constitutes a portion of the Mortgaged Property, Borrower agrees not to amend, change, terminate or modify such leasehold estate or any interest therein without the prior written consent of Collateral Agent. Consent to one amendment, change, agreement or modification will not be deemed to be a waiver of the right to require consent to other, future or successive amendments, changes, agreements or modifications. Borrower shall perform all obligations and agreements under said leasehold and shall not take any action or omit to take any action which would effect or permit the termination of said leasehold. Borrower agrees to promptly notify Collateral Agent in writing with respect to any default or alleged default by any party thereto and to deliver to Collateral Agent copies of all notices, demands, complaints or other communications received or given by Borrower with respect to any such default or alleged default. Collateral Agent has the option to cure any such default and to perform any or all of Borrower’s obligations thereunder. All sums expended by Collateral Agent in curing any such default will be secured hereby and will be immediately due and payable without demand or notice and will bear interest from date of expenditure.

ARTICLE II
ASSIGNMENT OF RENTS AND LEASES

2.1 Assignment. Borrower does hereby absolutely, unconditionally and irrevocably grant, convey, assign, transfer and set over unto Collateral Agent the following, as security for the payment and performance of the obligations secured by this Mortgage:

(a) all rights, title, interests, estates, powers, privileges, options and other benefits of Borrower in, to and under any and all leases, subleases, licenses, concessions, tenancies and any other agreements creating the right of possession without a transfer of title, whether oral or written, and whether now or hereafter existing, which cover or affect all or any portion of the Premises, together with all renewals, extensions, modifications, amendments, guaranties, subleases and assignments thereof (herein collectively referred to as the “Leases”); and

(b) all of the rents, income, receipts, revenues, issues, profits and other sums of money (hereinafter collectively called the “Rents”) that are now and/or at any time hereafter become due and payable to Borrower under the terms of the Leases or arising or issuing from or out of the Leases or from or out of the Premises or any part thereof, including but not limited to minimum rents, additional rents, percentage rents, deficiency rents and liquidated damages following default, security deposits, advance rents, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Premises and all of Borrower’s rights to recover monetary amounts from any lessee in bankruptcy, conservatorship, receivership or similar proceeding including, without limitation, rights of recovery for use and occupancy and damage claims arising out of lease defaults, including rejections, disaffirmances, repudiations, and similar actions, under the Bankruptcy Code, the Federal Deposit Insurance Act and other statutes governing the rights of creditors, including specifically the immediate and continuing right to collect and receive each and all of the foregoing.

2.2 Borrower hereby represents and warrants unto Collateral Agent that: (i) Borrower is the sole owner of the entire lessor’s interest in the Leases and has good title and good right to assign the Leases and Rents hereby assigned and no other person or entity has any right, title or interest therein; (ii) Borrower has duly and punctually performed all of the terms, covenants, conditions and warranties of the Leases that were to be kept, observed and performed by it to date; (iii) Borrower has not at any time prior to the date hereof exercised any right to subordinate any Lease to any deed of trust or mortgage or any other encumbrance of any kind; (iv) Borrower has not executed any prior assignments of the Leases or the Rents; (v) no Rents owing under any existing Lease for any period subsequent to the date hereof (other than the first month’s rent or the current month’s rent) has been collected in advance; (vi) Borrower has not performed any act or executed any other instrument which might prevent Collateral Agent from enjoying and exercising any of its rights and privileges evidenced hereby; and (vii) except as disclosed to Collateral Agent in writing, each of the existing Leases are valid and subsisting and in full force and effect and unmodified, there exists no defense, counterclaim or set-off to the payment of the Rents thereunder, there are no defaults now existing thereunder and no event has occurred which with the passage of time or the giving of notice, or both, would constitute such a default.

2.3 Borrower agrees that, so long as the indebtedness evidenced by the Debentures or any part thereof or any other indebtedness secured by this Mortgage shall remain unpaid, Borrower shall not (and any such actions taken by Borrower in violation of the following provisions shall be null and void), unless Collateral Agent consents thereto in advance in writing in Collateral Agent’s sole discretion or such action is expressly permitted by the leasing guidelines promulgated by Collateral Agent: (i) enter into any Lease covering any portion of the Premises, nor renew or extend the term of any Lease (unless an option therefor was originally reserved by the lessee in the Lease), or relocate or expand the floor space of any lessee under a Lease within the Premises (unless an option therefor was originally reserved by the lessee in the Lease); (ii) make any assignment, pledge or disposition of the Leases or the Rents; (iii) subordinate any of the Leases to any deed of trust or mortgage or any other encumbrance of any kind or permit, consent or agree to such subordination; (iv) reduce the Rents payable under any of the Leases, nor modify, alter or amend any of the Leases or waive, excuse, condone, discount, set off, compromise or in any manner release or discharge any lessee under any Lease of and from any obligations, covenants, conditions and agreements to be kept, observed and performed by such lessee, including the obligation to pay the Rents thereunder in the manner and at the place and time specified therein; (v) incur any indebtedness to a lessee under or guarantor of any Lease which may under any circumstance be used as an offset against the Rents or other payments due under said Lease; (vi) exercise any option required or permitted by the terms of any of the Leases without the prior written consent of Collateral Agent; (vii) receive or collect any Rents from any present or future lessee of the Premises or any part thereof for a period of more than one month in advance of the date on which such payment is due; (viii) cancel or terminate any of the Leases, accept a surrender thereof, commence an action of ejectment or any summary proceedings for dispossession of a lessee under any of the Leases, or convey or transfer or suffer or permit a conveyance or transfer of the premises demised thereby or of any interest therein so as to effect directly or indirectly, proximately or remotely, a merger of the estates and rights of, or a termination or diminution of the obligations of any lessee thereunder; (ix) consent to an assignment or sublease of the interest and estate of any lessee under any of the Leases, whether or not in accordance with its terms; or (xi) modify or change the terms of any guaranty of any of the Leases or cancel or terminate such guaranty.

2.4 Borrower covenants with Collateral Agent, for so long as the indebtedness evidenced by the Debentures or any part thereof or any other indebtedness secured by this Mortgage shall remain unpaid, that Borrower shall: (i) observe and perform duly and punctually all the obligations imposed upon any lessor under the Leases and not to do or permit to be done anything to impair the value thereof; (ii) enforce the performance of each and every term, provision, covenant, agreement and condition in the Leases to be performed by any lessee thereunder; (iii) appear in and defend any action or proceeding arising under, occurring out of or in any manner connected with any of the Leases, or the obligations, liabilities or duties of Borrower or any lessee under the Leases and, upon request by Collateral Agent, to make appearance in the name and on behalf of Collateral Agent, but at the expense of Borrower; (iv) exercise any option or election contained in or relating to any of the Leases which Collateral Agent shall require; (v) deliver to Collateral Agent executed copies of any and all Leases, renewals and extensions of existing Leases and any and all subsequent Leases upon all or any part of the Premises; (vi) deliver to Collateral Agent, promptly upon request by Collateral Agent, duly executed tenant estoppel certificates with respect to Leases designated by Collateral Agent; (vii) deliver to Collateral Agent, promptly upon request by Collateral Agent, all security deposits held by Borrower pursuant to the terms of the Leases, which Collateral Agent shall hold and disburse in accordance with the terms of the Leases; (viii) execute and deliver at the request of Collateral Agent all such further assignments and other documents, instruments and assurances with respect to the Leases, Rents and Premises as Collateral Agent shall from time to time require in order to effectuate the purposes of this Article; and (ix) deliver other records and instruments, including but not limited to rent rolls and books of account, that Collateral Agent shall from time to time require.

2.5 This is a present, absolute, effective, irrevocable and completed assignment by Borrower to Collateral Agent of the Leases and Rents and of the right to collect and apply the same, which is not contingent upon Collateral Agent being in possession of the Premises. However, so long as there exists no event of default, Borrower shall have a conditional license to collect, but not more than one (1) month in advance, all Rents from the Premises, in trust for Collateral Agent, and to use the same for payment of Impositions, insurance premiums which Borrower is required to pay hereunder or under the other Transaction Documents, all amounts owing to Collateral Agent under the Debentures and the other Transaction Documents, and all other costs and expenses relating to the Premises which Borrower is required to pay under the Transaction Documents, as and when due, before using said Rents for any other purpose.

2.6 Upon or at any time after the occurrence of an event of default, or if any representation or warranty made by Borrower to Collateral Agent in connection with the credit facility evidenced by the Debentures is untrue in any material respect, Collateral Agent may, at its option, but without obligation to do so, without notice to or consent of Borrower, either in person or by agent, without regard for the adequacy of the security for the indebtedness secured hereby, the commission of waste or the solvency of Borrower, with or without bringing any action or proceeding, or by a receiver or trustee to be appointed by a court, enter upon, take possession of, maintain, manage and operate the Premises, make, execute, enforce, modify, alter, cancel and accept the surrender of Leases (whether or not the same extend beyond the term of this Mortgage), obtain or evict tenants, fix or modify Rents, refund and collect security deposits, and do any acts which Collateral Agent deems proper to protect the security hereof, and either with or without taking possession of the Premises, in its own name or in the name of Borrower, sue for or otherwise demand, collect, receive, and give receipts for all Rents, and apply the same upon the costs of collection thereof, including the fees and costs of agents and attorneys employed by Collateral Agent; upon the costs of managing, operating and leasing the Premises, including taxes, insurance, maintenance, repairs, improvements, the fees of professional managing agents, architects, engineers and appraisers, license and permit fees, leasing fees and commissions, and Collateral Agent’s out-of-pocket expenses; and upon any indebtedness secured hereby, in such order as Collateral Agent may determine, subject to applicable statutory requirements, if any. Collateral Agent or such a receiver shall be entitled to remain in possession of the Premises and to collect the Rents throughout any statutory period of redemption from a foreclosure sale. The entering upon and taking possession of the Premises, the collection of such Rents and the application thereof as aforesaid shall not cure or waive any event of default, or invalidate any act done pursuant to such event of default or notice of default. Collateral Agent may, without entering into possession or pursuing any other remedy as provided in this section or at law or in equity, or in conjunction with such possession or pursuit of other remedy, give notice to any or all lessees authorizing and directing said lessees to pay Rents directly to Collateral Agent. If a lessee receives such a notice, Borrower hereby directs such lessee to make payment pursuant thereto, and it shall be conclusively presumed, as between Borrower and such lessee, that such lessee is obligated and entitled to make such payment to Collateral Agent, and that such payment constitutes payment of Rents under the Lease in question. Such notice may be given either in Collateral Agent’s or in Borrower’s name. Borrower shall in every way facilitate the payment of Rents to Collateral Agent, when Collateral Agent has the right to receive the same hereunder. Collateral Agent shall be accountable only for Rents actually collected hereunder and not for the rental value of the Premises. Collateral Agent shall not be liable for any security deposit made by any lessee unless and until Collateral Agent comes into actual, physical possession and control thereof. Failure of Collateral Agent to collect, or discontinuance by Collateral Agent from collecting, at any time, and from time to time, any Rents, shall not in any manner affect the rights of Collateral Agent to thereafter collect the same.

2.7 Collateral Agent shall have the right to take possession of and use, without rental or charge, any fixtures, equipment, furniture, appliances, personal property, books of account and records of Borrower or its agents located in or constituting a part of the Premises in connection with Collateral Agent’s occupancy, management and operation of the Premises. Collateral Agent shall be deemed to be the creditor of any lessee in respect of any assignment for the benefit of creditors and any bankruptcy, arrangement, reorganization, insolvency, dissolution, receivership or other debtor-relief proceeding affecting such lessee; provided, however, that Collateral Agent shall not be obligated to file timely claims in such proceedings or to otherwise pursue any creditor’s rights therein.

2.8 Borrower shall, at Borrower’s sole cost and expense, appear in and defend any dispute, action or proceeding arising under, growing out of or in any manner connected with or affecting any of the Leases or the obligations, duties or liabilities of Borrower or any lessee thereunder, and shall pay all costs and expenses of Collateral Agent, including attorneys’ fees (prior to trial, at trial and on appeal), in connection with any such dispute, action or proceeding in which Collateral Agent may appear or with respect to which it may otherwise incur costs or expenses, whether or not Collateral Agent prevails therein.

2.9 Should Borrower fail to make any payment or to do any act as herein provided, then Collateral Agent may, but without obligation to do so, without notice or demand to or upon Borrower, and without releasing Borrower from any obligation hereof, make or do the same in such manner and to such extent as Collateral Agent may deem necessary or desirable to protect the security hereof, including specifically, without limiting its general powers, appearing in and defending any action or proceeding purporting to affect the security hereof or the rights or powers of Collateral Agent, and observing, performing and discharging all or any of the obligations, covenants and agreements of Borrower in the Leases. In exercising any such powers, Collateral Agent may pay its costs and expenses, employ counsel and incur and pay attorneys’ fees (prior to trial, at trial and on appeal), and shall receive reimbursement thereof from Borrower upon demand. Borrower hereby grants to Collateral Agent an irrevocable power of attorney, coupled with an interest, to perform all of the acts and things provided for in this Article as Borrower’s agent and in Borrower’s name.

2.10 Borrower agrees to reimburse Collateral Agent, upon demand, for all sums expended by Collateral Agent under the authority hereof, together with interest thereon at the rate specified in the Debentures from the date expended, and the same shall be added to the indebtedness evidenced by the Debentures and shall be secured by this Mortgage.

2.11 COLLATERAL AGENT SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY BORROWER RESULTING FROM COLLATERAL AGENT’S FAILURE TO LET THE PREMISES, OR ANY PART THEREOF, OR FROM ANY OTHER ACT OR OMISSION OF COLLATERAL AGENT UNDER OR RELATING TO THE LEASES (REGARDLESS OF WHETHER SUCH LOSS IS THE RESULT OF COLLATERAL AGENT’S NEGLIGENCE) UNLESS SUCH LOSS IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF COLLATERAL AGENT, NOR SHALL COLLATERAL AGENT BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION, DUTY OR LIABILITY UNDER THE LEASES BY REASON OF THIS INSTRUMENT OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER. Collateral Agent shall not be liable for its failure to collect, or its failure to exercise diligence in the collection of, Rents under the Leases, but shall be accountable only for Rents that Collateral Agent actually receives. Borrower will indemnify and hold harmless Collateral Agent (for purposes of this paragraph, the term “Collateral Agent” shall include the directors, officers, partners, employees and agents of Collateral Agent and any persons or entities owned or controlled by, owning or controlling, or under common control or affiliated with Collateral Agent) from and against, and reimburse Collateral Agent for, all claims, demands, liabilities, losses, damages, causes of action, judgments, penalties, costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred under the Leases by reason of this instrument or the exercise of rights or remedies hereunder, or which may be asserted against Collateral Agent by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases, including specifically any obligation or responsibility for any security deposits or other deposits delivered to Borrower by any lessee under any Lease and not assigned and delivered to Collateral Agent. THE RELEASES AND INDEMNITIES CONTAINED IN THIS PARAGRAPH SHALL INCLUDE CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES) RESULTING FROM THE NEGLIGENCE OF COLLATERAL AGENT OR ANY STRICT LIABILITY, BUT NOT THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF COLLATERAL AGENT. The foregoing releases and indemnities shall not terminate upon release or other termination of the assignment pursuant to this paragraph. Any amount to be paid under this paragraph by Borrower to Collateral Agent shall be a demand obligation owing by Borrower to Collateral Agent, shall bear interest from the date such amount becomes due until paid at the rate of interest stated in the Debentures, and shall be secured by this Mortgage and by any other instrument securing the Debentures. The assignment pursuant to this paragraph shall not operate to place responsibility upon Collateral Agent for the control, care, management or repair of the Premises, nor for the carrying out of any of the terms and conditions of the Leases; nor shall it operate to make Collateral Agent responsible or liable for any waste committed on the Premises by the tenants or by any other parties or for any dangerous or defective condition of the Premises, or for any negligence in the management, upkeep, repair or control of the Premises resulting in loss or injury or death to any tenant, licensee, employee or stranger. Collateral Agent shall not be deemed to be a partner of, or a joint venturer with, Borrower with respect to the Premises or to be a participant of any kind in the management or operation of the Premises. Neither this assignment, nor the exercise by Collateral Agent of its rights hereunder, shall be deemed to constitute Collateral Agent a mortgagee in possession of the Premises, unless Collateral Agent elects in writing to be so constituted.

2.12 The assignment pursuant to this Article is primary in nature to the obligation evidenced and secured by the Debentures, this Mortgage and any other document given to secure and collateralize the indebtedness secured by this Mortgage. Borrower agrees that Collateral Agent may enforce this assignment without first resorting to or exhausting any other security or collateral; provided however, that nothing herein contained shall prevent Collateral Agent from suing on the Debentures, foreclosing this Mortgage and/or exercising any other right under any document securing the payment of the Debentures or at law or equity.

2.13 In the event any lessee under the Leases should be the subject of any proceeding under the Bankruptcy Code or any other federal, state or local statute which provides for the possible termination or rejection of any of the Leases assigned hereby, Borrower covenants and agrees that if any Lease is so rejected, no settlement for damages shall be made without the prior written consent of Collateral Agent, and any check in payment of damages for rejection of any such Lease will be made payable to both Borrower and Collateral Agent. Borrower hereby assigns any such payment to Collateral Agent and further covenants and agrees that upon the request of Collateral Agent, it will duly endorse to the order of Collateral Agent any such check, the proceeds of which will be applied to the Debentures and other indebtedness secured by this Mortgage, principal, interest, attorneys’ and collection fees and other amounts, in such order as Collateral Agent in its sole discretion may determine.

2.14 Nothing contained herein and no act done or omitted by Collateral Agent pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by Collateral Agent of its rights and remedies under the Debentures or a waiver or curing of any default hereunder or under the Debentures, and the assignment pursuant to this Article is made and accepted without prejudice to any of the rights and remedies possessed by Collateral Agent under the terms of the Debentures. The right of Collateral Agent to collect said principal sum, interest and indebtedness and to enforce any other security therefor held by it may be exercised by Collateral Agent either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

2.15 Notwithstanding (a) the fact that any Lease or the leasehold estate created thereby may be held, directly or indirectly, by or for the account of any person or entity which shall have an interest in the fee estate of the Premises, (b) the operation of law or (c) any other event, lessee’s leasehold estate under such Lease shall not merge into the fee estate and the lessee shall remain obligated under such lease as assigned by this assignment.

ARTICLE III
REMEDIES UPON DEFAULT

3.1 Events of Default. Upon written notice to Borrower, any of the following events will constitute an event of default hereunder (an “event of default”):

(a) default in the payment of principal or interest as provided under the terms of the Debentures, which is not cured within any applicable notice and cure period, if any, provided in the Debentures with respect to such default; or

(b) a breach by Borrower of any representation, warranty or covenant in this Mortgage which is not cured within any applicable notice and cure period, if any; or

(c) the occurrence of any other default or event of default (i.e., not described in (a) or (b) above), as defined in any of the other Transaction Documents.

3.2 Acceleration Upon Default, Additional Remedies. Upon the occurrence of an event of default, Collateral Agent may, at its option, declare all indebtedness secured hereby to be immediately due and payable without presentment, demand, protest or notice of any kind. Thereafter Collateral Agent may:

(a) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Mortgaged Property, or any part thereof, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Mortgaged Property, or any part thereof or interest therein, increase the income therefrom or protect the security hereof and, with or without taking possession of the Mortgaged Property, sue for or otherwise collect the Rents, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including, without limitation, attorneys’ fees, upon any indebtedness secured hereby, all in such order as Collateral Agent may determine. The entering upon and taking possession of the Mortgaged Property, the collection of such Rents, and the application thereof as aforesaid, will not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default and, notwithstanding the continuance in possession of all or any portion of the Mortgaged Property or the collection, receipt and application of Rents, Collateral Agent will be entitled to exercise every right provided for in any of the Transaction Documents or by law upon occurrence of any event of default, including the right to exercise the power of sale;

(b) Commence an action to foreclose this Mortgage as a mortgage, appoint a receiver, or specifically enforce any of the covenants hereof;

(c) Deliver to Borrower a written declaration of default and demand for sale, and a written notice of default and election to cause Borrower’s interest in the Mortgaged Property to be sold, which notice Collateral Agent shall cause to be duly filed for record in the Official Records of the County in which the Mortgaged Property is located; or

(d) Exercise all other rights and remedies provided herein, in any Transaction Document or other document or agreement now or hereafter securing all or any portion of the obligations secured hereby, or by law.

3.3 Foreclosure. In any public sale of the Mortgaged Property pursuant to a judicial foreclosure of this Mortgage or otherwise, the Mortgaged Property may be sold either as a whole, or in separate lots or parcels or items as Collateral Agent deems expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale, except that Collateral Agent shall have the right to credit bid all or any portion of any foreclosure judgment obtained against Borrower with respect to the indebtedness secured hereby. After deducting all costs, fees and expenses of Collateral Agent in enforcing this Mortgage, including costs of evidence of title in connection with sale, the proceeds of sale shall be applied in the following priority, to payment of: (i) first, all sums expended by Collateral Agent under the terms hereof, not then repaid, with accrued interest; (ii) second, all other sums then secured hereby in such order and amounts as Collateral Agent in its sole discretion determines; and (iii) the remainder, if any, to the person or persons legally entitled thereto.

3.4 Appointment of Receiver. Upon the occurrence of an event of default, Collateral Agent, as a matter of right and without notice to Borrower or anyone claiming under Borrower, and without regard to the then value of the Mortgaged Property or the adequacy of any security for the obligations then secured hereby, will have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Mortgaged Property, and Borrower hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers will have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Collateral Agent in case of entry as provided herein and in the other Transaction Documents and will continue as such and exercise all such powers until the later of (i) the date of confirmation of sale of the Mortgaged Property; (ii) the disbursement of all proceeds of the Mortgaged Property collected by such receiver and the payment of all expenses incurred in connection therewith; or (iii) the termination of such receivership with the consent of Collateral Agent or pursuant to an order of a court of competent jurisdiction.

3.5 Remedies Not Exclusive. Collateral Agent is entitled to enforce payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers under this Mortgage or under any Transaction Document or other agreement or any laws now or hereafter in force, notwithstanding some or all of the said indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement whether by court action or pursuant to the power of sale or other powers herein contained, will prejudice or in any manner affect Collateral Agent’s right to realize upon or enforce any other security now or hereafter held by Collateral Agent, it being agreed that Collateral Agent is entitled to enforce this Mortgage and any other security now or hereafter held by Collateral Agent in such order and manner as Collateral Agent may in its absolute discretion determine. No remedy herein conferred upon or reserved to Collateral Agent is intended to be exclusive of any other remedy herein or by law provided or permitted, but each is cumulative and is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Transaction Documents to Collateral Agent may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Collateral Agent may pursue inconsistent remedies.

3.6 Request for Notice. Borrower hereby requests a copy of any notice of default and that any notice of sale hereunder be mailed to it at the address set forth in Section 5.5 of this Mortgage.

ARTICLE IV
SECURITY AGREEMENT

4.1 Creation of Security Interest. Borrower hereby grants to Collateral Agent a security interest in and to all the Personal Property to secure Borrower’s obligations hereunder and under the other Transaction Documents.

4.2 Representations, Warranties and Covenants of Borrower. Borrower hereby represents, warrants and covenants (which representations, warranties and covenants will survive creation of any indebtedness of Borrower to Collateral Agent and any extension of credit thereunder) as follows:

(a) The Personal Property is not used or bought for personal, family or household purposes.

(b) The tangible portion of the Personal Property will be kept on or at the Premises; and Borrower shall not, without the prior written consent of Collateral Agent, remove the Personal Property or any portion thereof therefrom except such portions or items of Personal Property which are consumed or worn out in ordinary usage, all of which will be promptly replaced by Borrower with similar items of comparable value.

(c) At the request of Collateral Agent, Borrower shall join Collateral Agent in executing one or more financing statements and fixture filings pursuant to the Uniform Commercial Code of [________________] as in effect in the State of [________________] (“Uniform Commercial Code”), in form satisfactory to Collateral Agent and shall pay the cost of recording and filing the same in all public offices wherever recording or filing is deemed by Collateral Agent to be necessary or desirable.

(d) Borrower’s principal place of business is in the State of [________________] at [________________]. Borrower does not do business under any trade name except as previously disclosed in writing to Collateral Agent. Borrower shall immediately notify Collateral Agent in writing of any change in its place of business or the adoption or change of any trade name or fictitious business name and shall, upon request of Collateral Agent, execute any additional financing statements or other certificates necessary to reflect the adoption or change in trade name or fictitious business name.

(e) Borrower shall immediately notify Collateral Agent of any claim against the Personal Property adverse to the interest of Collateral Agent therein.

4.3 Use of Personal Property by Borrower. Until the occurrence and during the continuance of an event of default, Borrower may have possession of the Personal Property and use it in any lawful manner not inconsistent with this Mortgage and not inconsistent with any policy of insurance thereon.

4.4 Remedies Upon an Event of Default.

(a) In addition to the remedies provided in Section 3.2, upon the occurrence and during the continuance of an event of default, Collateral Agent may, at its option, do any one or more of the following:

(i) Either personally, or by means of a court appointed receiver, take possession of all or any of the Personal Property and exclude therefrom Borrower and all others claiming under Borrower, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Borrower with respect to the Personal Property or any part thereof. In the event Collateral Agent demands or attempts to take possession of the Personal Property in the exercise of any rights under this Mortgage, Borrower agrees to promptly turn over and deliver possession thereof to Collateral Agent;

(ii) Without notice to or demand upon Borrower, make such payments and do such acts as Collateral Agent may deem necessary to protect its security interest in the Personal Property (including, without limitation, paying, purchasing, contesting or compromising any lien or encumbrance, whether superior or inferior to such security interest) and in exercising any such powers or authority to pay all expenses (including, without limitation, litigation costs and reasonable attorneys’ fees) incurred in connection therewith;

(iii) Require Borrower from time to time to assemble the Personal Property, or any portion thereof, at a place designated by Collateral Agent and reasonably convenient to both parties, and promptly deliver such Personal Property to Collateral Agent or an agent or representative designated by Collateral Agent. Collateral Agent and its agents and representatives have the right to enter upon any or all of Borrower’s premises and property to exercise Collateral Agent’s rights hereunder;

(iv) Realize upon the Personal Property or any part thereof as herein provided or in any manner permitted by law and exercise any and all of the other rights and remedies conferred upon Collateral Agent by this Mortgage, by any other Transaction Document or by law, either concurrently or in such order as Collateral Agent may determine. Without limiting the generality of the foregoing, Collateral Agent may proceed, in any sequence, (i) to exercise its rights under Section 3.2 and Section 3.3 with respect to all or any portion of the Mortgaged Property and all or any portion of the Personal Property, (ii) to exercise its rights under this Section 4.4 with respect to all or any portion of the Personal Property, and (iii) to exercise its rights under the provisions of [Section 9604] of the Uniform Commercial Code;

(v) Sell or cause to be sold in such order as Collateral Agent may determine, as a whole or in such parcels as Collateral Agent may determine, the Personal Property and the remainder of the Mortgaged Property;

(vi) Sell, lease or otherwise dispose of the Personal Property at public sale, upon terms and in such manner as Collateral Agent may determine. Collateral Agent may be a purchaser at any sale; and

(vii) Exercise any remedies of a secured party under the Uniform Commercial Code or any other applicable law.

(b) Unless the Personal Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Collateral Agent shall give Borrower at least five (5) days’ prior written notice of the time and place of any public sale of the Personal Property or other intended disposition thereof to be made. Such notice may be mailed to Borrower at the address set forth in Section 5.5.

(c) The proceeds of any sale under Section 4.4(a) will be applied as follows:

(i) To the repayment of the reasonable costs and expenses of taking, holding and preparing for the sale and the selling of the Personal Property (including, without limitation, costs of litigation and attorneys’ fees) and the discharge of all Impositions, liens and encumbrances, and claims thereof, if any, on the Personal Property prior to the security interest granted herein (except any Impositions or liens and encumbrances subject to which such sale has been made);

(ii) To the payment of all indebtedness and obligations owing to Collateral Agent under the Debentures and other Transaction Documents, and all other obligations that are secured by this Mortgage, in such order as Collateral Agent determines; and

(iii) The surplus, if any, will be paid to Borrower or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

(d) Collateral Agent has the right to enforce one or more remedies under this Section 4.4 successively or concurrently; and such action will not operate to estop or prevent Collateral Agent from pursuing any further remedy that it may have. Any repossession or retaking or sale of the Personal Property pursuant to the provisions hereof will not operate to release Borrower until full payment of any deficiency has been made in cash.

4.5 Security Agreement. This Mortgage constitutes and is deemed to be a “security agreement” for all purposes of the Uniform Commercial Code; and Collateral Agent is entitled to all the rights and remedies of a “secured party” under the Uniform Commercial Code.

4.6 Financing Statement and Fixture Filing. This Mortgage is intended to be and constitutes a fixture filing pursuant to the provisions of the Uniform Commercial Code with respect to all fixtures included within the Mortgaged Property and is being recorded as a fixture financing statement and filing under the Uniform Commercial Code, and covers property, goods and equipment which are or are to become fixtures related to the Premises. Borrower covenants and agrees that this Mortgage is to be filed in the real estate records of the county where the Premises is located and shall also operate from the date of such filing as a fixture filing in accordance with [Subsections 9-502(b) and (c)] and other applicable provisions of the Uniform Commercial Code. This Mortgage shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to the Uniform Commercial Code, as amended, and is to be filed for record in the real estate records of the county where the Premises is situated. Borrower shall be deemed to be the “debtor” and Collateral Agent shall be deemed to be the “secured party” for all purposes under the Uniform Commercial Code. The full name of Borrower and Borrower’s type of organization, and the full name of Collateral Agent and Collateral Agent’s type of organization, are set forth in the first paragraph of this Mortgage. The mailing address of Borrower and Collateral Agent are set forth in Section 5.5 (Notices) below. Borrower is the record owner of the Premises. Borrower grants to Collateral Agent a security interest in all existing and future goods which are now or in the future become fixtures relating to the Premises and the proceeds thereof, including, without limitation, the goods and proceeds thereof described in Exhibit B. Borrower hereby authorizes Collateral Agent to file any financing statement or financing statement amendment covering the Personal Property or relating to the security interest created herein without the signature of Borrower, as debtor. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements as Collateral Agent may require. Without the prior written consent of Collateral Agent, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in such items, including replacements and additions thereto. Upon the occurrence and during the continuance of an event of default, Collateral Agent will have the remedies of a secured party under the Uniform Commercial Code and, at Collateral Agent’s option, may also invoke the other remedies provided in this Mortgage.

4.7 Filings to Perfect Security. Collateral Agent may (and is hereby authorized to) file with any filing office such financing statements, amendments, addenda, continuations, terminations, assignments and other records (whether or not executed by Borrower) as Collateral Agent may deem necessary in its sole discretion to perfect and to maintain perfected security interests in the Collateral. Such documents may designate Collateral Agent as the secured party and Borrower as the debtor, identify Collateral Agent’s security interest in the Personal Property, and contain any other items required by law or deemed necessary by Collateral Agent. Upon Collateral Agent’s request, Borrower shall execute any such documents (whether or not required by law). Any such filings made by Collateral Agent prior to Borrower’s execution of this Mortgage are hereby authorized, ratified and confirmed by Borrower. Borrower shall pay to Collateral Agent on demand any reasonable out-of-pocket expenses incurred by Collateral Agent in connection with the preparation, execution and filing of any such filings.

ARTICLE V
MISCELLANEOUS

5.1 Amendments. This instrument cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought.

5.2 Borrower Waiver of Rights. Borrower waives to the extent permitted by law, (i) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale of any portion of the Mortgaged Property, (ii) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created, and (iii) all rights and remedies which Borrower may have or be able to assert by reason of the laws of the State of [________________] pertaining to the rights and remedies of sureties[; provided, however, nothing contained herein will be deemed to be a waiver of Borrower’s rights under [________________]]. Without limiting the generality of the foregoing, Borrower waives, to the extent permitted by law, all rights to direct the order in which any of the Mortgaged Property will be sold in the event of any sale or sales pursuant hereto and to have any of the Mortgaged Property or any other property now or hereafter constituting security for the indebtedness secured hereby marshaled upon any foreclosure of this Mortgage or of any other security for any of such indebtedness.

5.3 Statements by Borrower. Borrower shall, within ten (10) days after written notice thereof from Collateral Agent, deliver to Collateral Agent a written statement stating the unpaid principal of and interest on the Debentures and any other amounts secured by this Mortgage and stating whether any offset or defense exists against such principal and interest.

5.4 Credit Facility Statement Fees. Borrower shall pay the amount demanded by Collateral Agent or its authorized loan servicing agent for any statement regarding the obligations secured hereby; provided, however, that such amount may not exceed the maximum amount allowed by law at the time request for the statement is made.

5.5 Notices. All notices, requests and demands to be made hereunder to the parties hereto must be in writing and must be delivered to the applicable address stated below by any of the following means: (a) personal service; (b) electronic communication, whether by telex, telegram or telecopying (if confirmed in writing sent by registered or certified, first class mail, return receipt requested); or (c) registered or certified, first class mail, return receipt requested. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice, demand or request sent pursuant to either subsection (a) or (b) hereof will be deemed received upon such personal service or upon dispatch by electronic means, and, if sent pursuant to subsection (c) will be deemed received three (3) days following deposit in the mail.

To Collateral Agent:
c/o

Attention:
Telephone:
Facsimile:

To Borrower:
c/o

Attention:
Telephone:
Facsimile:

5.6 Intentionally Deleted.

5.7 Captions. The captions or headings at the beginning of each Section hereof are for the convenience of the parties and are not a part of this Mortgage.

5.8 Invalidity of Certain Provisions. Every provision of this Mortgage is intended to be severable. If any term or provision hereof is declared to be illegal or invalid for any reason whatsoever by a court of competent jurisdiction, such illegality or invalidity will not affect the balance of the terms and provisions hereof, which terms and provisions will remain binding and enforceable. If the lien of this Mortgage is invalid or unenforceable as to any part of the debt, or if such lien is invalid or unenforceable as to any part of the Mortgaged Property, the unsecured or partially unsecured portion of the debt must be completely paid prior to the payment of the remaining secured portion of the debt, and all payments made on the debt, whether voluntary or under foreclosure or other enforcement action or procedure, will be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Mortgage.

5.9 Subrogation. To the extent that proceeds of the Debentures are used to pay any outstanding lien, charge or prior encumbrance against the Mortgaged Property, such proceeds have been or will be advanced by Collateral Agent at Borrower’s request and Collateral Agent will be subrogated to any and all rights and liens held by any owner or holder of such outstanding liens, charges and prior encumbrances, irrespective of whether said liens, charges or encumbrances are released.

5.10 Attorneys’ Fees. If the Debentures are not paid when due or if any event of default occurs, Borrower promises to pay all costs of enforcement and collection, including but not limited to, reasonable attorneys’ fees, whether or not such enforcement and collection includes the filing of a lawsuit.

5.11 GOVERNING LAW. THIS MORTGAGE IS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF [___________].

5.12 Joint and Several Obligations. Should this Mortgage be signed by more than one party, all obligations herein contained will be deemed to be the joint and several obligations of each party executing this Mortgage. Any married person signing this Mortgage agrees that recourse may be had against community assets and against his separate property for the satisfaction of all obligations contained herein.

5.13 Interpretation. In this Mortgage the singular includes the plural and the masculine includes the feminine and neuter and vice versa, if the context so requires.

5.14 Intentionally Deleted.

5.15 Counterparts. This document may be executed and acknowledged in counterparts, all of which executed and acknowledged counterparts together constitute a single document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this document to physically form one document, which may be recorded.

5.16 Debtor-Creditor Relationship. Nothing contained herein or in any Transaction Document will be deemed to create or construed to create a partnership, joint venture or any relationship other than that of debtor-creditor. Borrower and Collateral Agent expressly disclaim any intent to create a partnership or joint venture pursuant to this Mortgage, any other Transaction Document, or any other document related hereto or thereto.

5.17 Nonforeign Entity. Section 1445 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. [Sections 18662 and 18668 of the [__________] Revenue and Taxation Code], as amended, provide that a transferee of a [__________] real property interest must withhold income tax if the transferor is a nonresident seller. To inform Collateral Agent that the withholding of tax will not be required in the event of the disposition of the Mortgaged Property pursuant to the terms of this Mortgage, Borrower hereby certifies, under penalty of perjury, that:

(a) Borrower is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Internal Revenue Code and the regulations promulgated thereunder; and

(b) Intentionally deleted.

(c) Borrower’s principal place of business is [__________] County, [__________]; and

(d) Borrower is duly qualified to do business in [__________].

It is understood that Collateral Agent may disclose the contents of this certification to the Internal Revenue Service and the [__________] Franchise Tax Board and that any false statement contained herein could be punished by fine, imprisonment or both. Borrower covenants and agrees to execute such further certificates, which must be signed under penalty of perjury, as Collateral Agent reasonably requires. The covenant set forth herein will survive the foreclosure of the lien of this Mortgage or acceptance of a deed in lieu thereof.

[Signatures on Following Page]

IN WITNESS WHEREOF, Borrower has executed this Mortgage as of the day and year first above written.

“BORROWER” ________________________________, a _________________________________

By:
Name:
Title:

EXHIBIT A

LEGAL DESCRIPTION

That certain real property located in the County of ______________________, State of [__________] and more particularly described as follows:

EXHIBIT A

EXHIBIT B

DESCRIPTION OF PERSONAL PROPERTY

(a) All personal property, including all goods, supplies, equipment, furniture, furnishings, fixtures, machinery, inventory and construction materials which Borrower now or hereafter owns or in which Borrower now or hereafter acquires an interest or right, including those which are now or hereafter located on or affixed to the Premises or used or useful in the operation, [development,] use or occupancy thereof, including any interest of Borrower in and to personal property which is leased or subject to any superior security interest, and all books, records, leases and other documents, of whatever kind or character, relating to the Premises;

(b) All fees, income, rents, issues, profits, earnings, receipts, royalties and revenues which, after the date hereof and while any portion of the indebtedness secured hereby remains unpaid, may accrue from said goods, fixtures, furnishings, equipment and building materials or any part thereof or from the Premises or any part thereof, or which may be received or receivable by Borrower from any hiring, using, letting, leasing, subhiring, subletting, or subleasing thereof;

(c) All of Borrower’s present and future rights to receive payments of money, services or property, including rights to all deposits from tenants of the Premises, rights to receive capital contributions from Borrower’s [members,] amounts payable on account of the sale of [membership] interests in Borrower, accounts receivable, deposit accounts, chattel paper, notes, drafts, contract rights (including all rights to payment under all purchase and sale agreements and other contracts), instruments, general intangibles and principal, interest and payments due on account of goods sold, services rendered, loans made or credit extended, together with title or interest in all documents evidencing or securing the same;

(d) All other intangible property and rights relating to the Premises or the operation thereof, or used in connection therewith, including all governmental permits relating to development or other activities on the Premises, all names under or by which the Premises may at any time be operated or known, all rights to carry on business under any such names, or any variant thereof, all trade names and trademarks relating in any way to the Premises, good will in any way relating to the Premises, and all licenses and permits relating in any way to, or to the operation of, the Premises;

(e) Borrower’s rights under all insurance policies covering the Premises or any of the aforesaid collateral, and all proceeds, loss payments and premium refunds payable regarding the same;

(f) All reserves, deferred payments, deposits, refunds, cost savings and payments of any kind relating to the use [and development] of the Premises;

(g) All water stock relating to the Premises;

EXHIBIT B – Page 1

(h) All causes of action, claims, compensation and recoveries for any damage to or condemnation or taking of the Premises or the aforesaid collateral, or for any conveyance in lieu thereof, whether direct or consequential, or for any damage or injury to the Premises or the aforesaid collateral, or for any loss or diminution in value of the Premises or the aforesaid collateral;

(i) All architectural, structural, mechanical and engineering plans and specifications prepared for construction of improvements or extraction of minerals or gravel from the Premises and all studies, data and drawings related thereto; and also all contracts and agreements of Borrower relating to the aforesaid plans and specifications or to the aforesaid studies, data and drawings or to the construction of improvements on or extraction of minerals or gravel from the Premises;

(j) All Borrower’s rights in proceeds of the credit facility evidenced by the Debentures;

(k) All present and future deposit accounts of Borrower held with Collateral Agent, including, without limitation, any demand, time, savings, passbook or like accounts maintained by Borrower with Collateral Agent, and all money, funds, instruments, securities, cash, cash equivalents and all other property of any nature whatsoever held with Collateral Agent, whether or not deposited in any such deposit account;

(l) without limiting any of the foregoing, any or all other present or future “fixtures,” “equipment,” “software,” “inventory,” “goods,” “general intangibles,” “payment intangibles,” “commercial tort claims,” “accounts,” “contract rights,” “instruments,” “promissory notes,” “investment property,” “letter of credit rights,” “letters of credit,” “deposit accounts” and “documents” (as such quoted terms are defined in or encompassed by the [__________] Uniform Commercial Code, as now or hereafter amended) located on, used in the operation of, arising or derived from or in way relating to the Premises; and

(m) all proceeds of the foregoing.

All terms used herein which are defined in the [__________] Uniform Commercial Code (as now or hereafter amended) shall have the same meanings when used herein, unless the context requires otherwise.

EXHIBIT B – Page 2

ACKNOWLEDGMENTS

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF ___________________	)
)
COUNTY OF __________________	)

On ____________________, before me, ____________________, a Notary Public, personally appeared ____________________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of ___________________________ that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF ___________________	)
)
COUNTY OF __________________	)

On ____________________, before me, ____________________, a Notary Public, personally appeared ____________________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of ___________________________ that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature

EXHIBIT E

[FORM OF]

DEED OF TRUST

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:
___________________ ___________________ ___________________ Attn: ___________________
THIS SPACE ABOVE FOR RECORDER’S USE

DEED OF TRUST (WITH ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING) 2

THIS DEED OF TRUST (WITH ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING) is made as of [__________] by [________________], as trustor (“Borrower”), to [________________], as trustee (“Trustee”), for the benefit of [________________], on behalf of the Debentureholders (as defined in the Debentures (defined below)), as beneficiary (“Collateral Agent”). The respective addresses of Borrower, Trustee and Collateral Agent are set forth in Section 5.5.

WHEREAS, in connection with the issuance of those certain Senior Secured Convertible Debentures dated as of [________], 2024 and issued by the Borrower to the Debentureholders (as amended, modified, restated or supplemented from time to time, the “Debentures”), the Debentureholders have agreed to extend credit upon the terms and subject to the conditions set forth therein; and

WHEREAS, in connection with the execution and delivery of the Debentures, the Borrower has agreed to execute and deliver this Deed of Trust to the Collateral Agent for the ratable benefit of the Debentureholders and the other Secured Parties in accordance with [Section 5(m)] of the Security Agreement (defined below); and

WHEREAS, Borrower and each other Obligor (as defined in the Security Agreement) will derive substantial direct and indirect benefits from the making of the credit extensions under the Debentures; and

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, including the indebtedness herein recited and the trust herein created, the receipt of which is hereby acknowledged, Borrower, as trustor, hereby irrevocably grants, bargains, sells, transfers, conveys and assigns to Trustee, as trustee, IN TRUST, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, for the benefit and security of Collateral Agent (on behalf of the Debentureholders), as beneficiary, under and subject to the terms and conditions hereinafter set forth, that certain real property located in County of [__________], State of [______________], which real property is more particularly described in Exhibit A attached hereto and by this reference incorporated herein (the “Land”);

2 Subject to review from local counsel

TOGETHER WITH any and all buildings and improvements now or hereafter erected on the Land including, without limitation, the fixtures, attachments, appliances, equipment, machinery, and other articles attached to said buildings and improvements (the “Improvements”), all of which are deemed and construed to be a part of the realty (the Land and the Improvements are collectively referred to herein as the “Premises”);

TOGETHER WITH all Leases (as defined in Section 2.1 below) and all Rents (as defined in Section 2.1 below);

TOGETHER WITH all interests, estates or other claims, both in law and in equity, which Borrower now has or may hereafter acquire in the Premises;

TOGETHER WITH all right, title, and interest of Borrower in (a) the property and interests in property described on Exhibit B attached hereto and incorporated herein by reference, (b) all other personal property now or hereafter owned by Borrower that is now or hereafter located on or used in connection with the Premises, (c) all other rights and interests of Borrower now or hereafter held in personal property that is now or hereafter located on or used in connection with the Premises, and (d) all proceeds thereof (such personal property and proceeds are collectively referred to in this Deed of Trust as the “Personal Property”);

TOGETHER WITH all easements, rights-of-way and rights now owned or hereafter acquired by Borrower used in connection therewith or as a means of access thereto, including, without limitation, all rights pursuant to any trackage agreement and all rights to the nonexclusive use of common drive entries, and all tenements, hereditaments and appurtenances thereof and thereto, and all water and water rights and shares of stock evidencing the same;

TOGETHER WITH all leasehold estate, right, title and interest of Borrower in and to all leases, subleases, licenses, franchises and other agreements covering the Premises or any portion thereof now or hereafter existing or entered into, and all right, title and interest of Borrower thereunder including, without limitation, all cash or security deposits, advance rentals, and deposits or payments of similar nature;

TOGETHER WITH all right, title and interest now owned or hereafter acquired by Borrower in and to any greater estate in the Premises;

TOGETHER WITH all right, title and interest of Borrower, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, adjoining the Premises, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Premises;

TOGETHER WITH all the estate, interest, right, title, other claim or demand, both in law and in equity, including claims or demands with respect to the proceeds of insurance in effect with respect thereto, which Borrower now has or may hereafter acquire in the Premises, and any and all awards made for the taking by eminent domain, or by any proceeding of purchase in lieu thereof, of the whole or any part of the Trust Estate (as hereinafter defined), including, without limitation, any awards resulting from a change of grade of streets and awards for severance damages.

The entire estate, property and interest hereby conveyed to Trustee may hereafter be collectively referred to as the “Trust Estate.” Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Debentures or the Security Agreement, as the context may require.

FOR THE PURPOSE OF SECURING:

(f) the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of Borrower’s Obligations (as such term is defined in that certain Security Agreement dated as of [_______], 2024, among Borrower, the other “Obligors” party thereto and Collateral Agent, as collateral agent for the holders of the Debentures (as defined therein) (the “Security Agreement”));

(g) payment of all sums advanced by Collateral Agent to protect the Trust Estate, with Interest thereon from the date of the advance;

(h) performance of every obligation, covenant or agreement of Borrower contained herein and in the Debentures, and all supplements, amendments and modifications thereto and all extensions and renewals thereof;

(i) performance of every obligation, covenant and agreement of Borrower contained in any agreement now or hereafter executed by Borrower which recites that the obligations thereunder are secured by this Deed of Trust; and

(j) compliance with and performance of each and every material provision of any declaration of covenants, conditions and restrictions pertaining to the Trust Estate or any portion thereof.

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, BORROWER HEREBY COVENANTS AND AGREES AS FOLLOWS:

ARTICLE VI
COVENANTS AND AGREEMENTS OF BORROWER

6.1 Payment of Secured Obligations. Borrower shall pay when due the principal of and the interest on the indebtedness evidenced by the Debentures, all charges, fees and other sums as provided in the Transaction Documents (including, without limitation, any prepayment fee); the principal of and interest on any future advances secured by this Deed of Trust; and the principal of and interest on any other indebtedness secured by this Deed of Trust.

6.2 Maintenance, Repair, Alterations, and Compliance with Laws. Borrower shall keep the Trust Estate in good condition and repair; Borrower shall not remove, demolish or substantially alter any of the Improvements except upon the prior written consent of Collateral Agent; Borrower shall complete promptly and in a good and workmanlike manner any Improvement which may be now or hereafter constructed on the Land and promptly restore in like manner any portion of the Improvements which may be damaged or destroyed thereon from any cause whatsoever, and pay when due all claims for labor performed and materials furnished therefor; Borrower shall comply with all laws, ordinances, regulations, covenants, conditions and restrictions now or hereafter affecting the Trust Estate or any part thereof or requiring any alterations or improvements, and the requirements of insurance companies and any bureau or agency which establishes standards of insurability; Borrower shall not commit or permit any waste or deterioration of the Trust Estate, and shall keep and maintain abutting grounds, sidewalks, roads, parking and landscape areas in good and neat order and repair; Borrower shall not commit, suffer or permit any act to be done in or upon the Trust Estate in violation of any law, ordinance or regulation; and Borrower shall do all other acts which from the character or use of the Trust Estate may be reasonably necessary to maintain and preserve its value. Borrower shall not apply for, willingly suffer or permit any change in zoning, subdivision, or land use regulations affecting the Premises without the consent of Collateral Agent. Borrower shall not drill or extract or enter into any lease for the drilling for or extraction of oil, gas or other hydrocarbon substances or any mineral of any kind or character on or from the Trust Estate or any part thereof without first obtaining Collateral Agent’s written consent.

6.3 Required Insurance. Borrower shall at all times provide, maintain and keep in force or cause to be provided, maintained and kept in force, at no expense to Trustee or Collateral Agent, all policies of insurance that are required pursuant to the Transaction Documents, or that are otherwise reasonably required by Collateral Agent.

6.4 Delivery of Policies, Payment of Premiums.

(a) At Collateral Agent’s option all policies of insurance must either have attached thereto a lender’s loss payable endorsement for the benefit of Collateral Agent in form satisfactory to Collateral Agent or must name Collateral Agent as an additional insured. At Collateral Agent’s option, Borrower shall furnish Collateral Agent with an original of all policies of insurance required under Section 1.3 above or a certificate of insurance for each required policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number and the period of coverage. If Collateral Agent consents, Borrower may provide any of the required insurance through blanket policies carried by Borrower and covering more than one location, or by policies procured by a party holding under Borrower; provided, however, all such policies must be in form and substance and issued by companies reasonably satisfactory to Collateral Agent. At least thirty (30) days prior to the expiration of each required policy, Borrower shall deliver to Collateral Agent evidence satisfactory to Collateral Agent of the payment of premium and the renewal or replacement of such policy continuing insurance in the form required by this Deed of Trust. All such policies must contain a provision that, notwithstanding any contrary agreement between Borrower and an insurance company, such policies will not be cancelled, allowed to lapse without renewal, surrender, reduced in scope or limits of coverage or otherwise materially amended, without at least thirty (30) days’ prior written notice to Collateral Agent.

(b) In the event Borrower fails to provide, maintain, keep in force or deliver to Collateral Agent the policies of insurance required by this Deed of Trust or by any Transaction Document, Collateral Agent may (but has no obligation to) procure such insurance or single-interest insurance for such risks covering Collateral Agent’s interest, and Borrower will pay all premiums thereon promptly upon demand by Collateral Agent, and until such payment is made by Borrower, the amount advanced by Collateral Agent with respect to all such premiums will bear Interest at the rate set forth in the Debentures. After the occurrence of an event of default (as defined below) (whether or not such event of default is subsequently cured), upon request by Collateral Agent, Borrower shall deposit with Collateral Agent an initial cash reserve in an amount equal to one-half (½) of the estimated aggregate annual insurance premiums on all policies of insurance required by this Deed of Trust and thereafter continue to deposit with Collateral Agent, in monthly installments, an amount equal to one-twelfth (1/12) of the estimated aggregate annual insurance premiums on all policies of insurance required by this Deed of Trust. In such event Borrower further agrees to cause all bills, statements or other documents relating to the foregoing insurance premiums to be sent or mailed directly to Collateral Agent. Upon receipt of such bills, statements or other documents evidencing that a premium for a required policy is then payable, and providing Borrower has deposited sufficient funds with Collateral Agent pursuant to this Section 1.4, Collateral Agent shall timely pay such amounts as may be due thereunder out of the funds so deposited with Collateral Agent. If at any time and for any reason the funds deposited with Collateral Agent are or will be insufficient to pay such amounts as may be then or subsequently due, Collateral Agent shall notify Borrower and Borrower shall immediately deposit an amount equal to such deficiency with Collateral Agent. Notwithstanding the foregoing, nothing contained herein will cause Collateral Agent to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Collateral Agent pursuant to this Section 1.4, nor will anything contained herein modify the obligation of Borrower set forth in Section 1.3 hereof to maintain and keep such insurance in force at all times. Collateral Agent may commingle said reserve with its own funds and Borrower will be entitled to no interest thereon.

6.5 Casualties; Insurance Proceeds. Borrower shall give prompt written notice thereof to Collateral Agent after the occurrence of any casualty to or in connection with the Trust Estate or any part thereof, whether or not covered by insurance. In the event of such casualty, all proceeds of insurance must be payable to Collateral Agent, and Borrower hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to Collateral Agent. If Borrower receives any proceeds of insurance resulting from such casualty, Borrower shall promptly pay over such proceeds to Collateral Agent. Collateral Agent is hereby authorized and empowered by Borrower to settle, adjust or compromise any and all claims for loss, damage or destruction under any policy or policies of insurance. In the event of any damage or destruction of the Premises, Collateral Agent shall apply all loss proceeds remaining after deductions of all expenses of collection and settlement thereof, including, without limitation, reasonable attorneys’ and adjustors’ fees and expenses, to the restoration of the Improvements but only as repairs or replacements are effected and continuing expenses become due and payable; provided that the following conditions are met: (a) no event of default exists; (b) Collateral Agent has determined, in its sole discretion, that the damage or destruction can be repaired and that the damaged portion of the Improvements can be completed, in each case to the equivalent of its original condition or to such other condition as may be approved by Collateral Agent; (c) Collateral Agent and all applicable governmental authorities have approved the final plans and specifications for reconstruction of the damaged portion of the Improvements; (d) Collateral Agent has approved, for the reconstruction of the damaged portion of the Improvements, in its sole discretion, the budget, the construction schedule and the construction contract; and (e) Collateral Agent has determined, in its sole discretion, that after the reconstruction work is completed, the value of the Premises will not be less than the original appraised value of the Premises, as approved by Collateral Agent. If any one or more of such conditions set forth herein have not been met, Collateral Agent shall apply all loss proceeds, after deductions as herein provided, to the repayment of the outstanding balance of the Debentures, together with all accrued interest thereon, in such order as Collateral Agent may elect, notwithstanding that the outstanding balance may not be due and payable. Nothing herein contained will be deemed to excuse Borrower from repairing or maintaining the Trust Estate as provided in Section 1.2 hereof or restoring all damage or destruction to the Trust Estate, regardless of whether or not there are insurance proceeds available to Borrower or whether any such proceeds are sufficient in amount, and the application or release by Collateral Agent of any insurance proceeds will not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done pursuant to such notice.

6.6 Assignment of Policies Upon Foreclosure. In the event of foreclosure of this Deed of Trust or other transfer of title or assignment of the Trust Estate in extinguishment, in whole or in part, of the debt secured hereby, all right, title and interest of Borrower in and to all policies of insurance required by Section 1.3 will inure to the benefit of and pass to the successor in interest to Borrower or the purchaser or grantee of the Trust Estate.

6.7 Indemnification; Subrogation; Waiver of Offset.

(a) If Collateral Agent is made a party to any litigation concerning the Debentures, this Deed of Trust, any of the Transaction Documents, the Trust Estate or any part thereof or interest therein, or the occupancy of the Trust Estate by Borrower, then Borrower shall indemnify, defend and hold Collateral Agent harmless from all liability by reason of said litigation, including reasonable attorneys’ fees and expenses incurred by Collateral Agent as a result of any such litigation, whether or not any such litigation is prosecuted to judgment. However, Borrower will not be obligated to indemnify, defend and hold Collateral Agent harmless from any claims which arise solely out of the gross negligence or willful misconduct of Collateral Agent. Collateral Agent may employ an attorney or attorneys to protect its rights hereunder, and in the event of such employment following any breach by Borrower, Borrower shall pay Collateral Agent reasonable attorneys’ fees and expenses incurred by Collateral Agent, whether or not an action is actually commenced against Borrower by reason of its breach. This Section 1.7 will not apply to any matters covered by any Transaction Document that expressly provides that it is unsecured.

(b) Borrower waives any and all right to claim or recover against Collateral Agent, its officers, employees, agents and representatives, for loss of or damage to Borrower, the Trust Estate, Borrower’s property or the property of others under Borrower’s control from any cause insured against or required to be insured against by the provisions of this Deed of Trust.

(c) All sums payable by Borrower pursuant to this Deed of Trust must be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Borrower hereunder will in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Trust Estate or any part thereof; (ii) any restriction or prevention of or interference by any third party with any use of the Trust Estate or any part thereof; (iii) any title defect or encumbrance or any eviction from the Premises or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Collateral Agent, or any action taken with respect to this Deed of Trust by any trustee or receiver of Collateral Agent, or by any court, in any such proceeding; (v) any claim which Borrower has or might have against Collateral Agent; (vi) any default or failure on the part of Collateral Agent to perform or comply with any of the terms hereof or of any other agreement with Borrower; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not Borrower has notice or knowledge of any of the foregoing. Except as expressly provided herein, Borrower waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Borrower.

6.8 Taxes and Impositions.

(a) Borrower shall pay, or cause to be paid prior to delinquency, all real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including, without limitation, nongovernmental levies or assessments such as maintenance charges, levies or charges resulting from covenants, conditions and restrictions affecting the Trust Estate, which are assessed or imposed upon the Trust Estate, or become due and payable, and which create, may create or appear to create a lien upon the Trust Estate, or any part thereof, or upon any person, property, equipment or other facility used in the operation or maintenance thereof (all the above collectively hereinafter referred to as “Impositions”); provided, however, that if, by law any such Imposition is payable, or may at the option of the taxpayer be paid, in installments, Borrower may pay the same or cause it to be paid, together with any accrued interest on the unpaid balance of such Imposition, in installments before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest.

(b) If at any time after the date hereof there is assessed or imposed (i) a tax or assessment on the Trust Estate in lieu of or in addition to the Impositions payable by Borrower pursuant to Section 1.8(a), or (ii) a license fee, tax or assessment imposed on Collateral Agent and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby, then all such taxes, assessments or fees will be deemed to be included within the term “Impositions” as defined in Section 1.8(a) and Borrower shall pay and discharge the same as herein provided with respect to the payment of Impositions. If Borrower fails to pay such Impositions prior to delinquency or if Borrower is prohibited by law from paying such Impositions, Collateral Agent may at its option declare all obligations secured hereby together with all accrued interest thereon, immediately due and payable. Anything to the contrary herein notwithstanding, Borrower will have no obligation to pay any franchise, estate, inheritance, income, excess profits or similar tax levied on Collateral Agent or on the obligations secured hereby.

(c) Subject to the provisions of Section 1.8(d) and upon request by Collateral Agent, Borrower shall deliver to Collateral Agent before any such Imposition is due and payable official receipts of the appropriate taxing authority, or other proof reasonably satisfactory to Collateral Agent, evidencing the payment thereof.

(d) Borrower has the right before any delinquency occurs to contest or object to the amount or validity of any such Imposition by appropriate proceedings, but this will not be deemed or construed in any way as relieving, modifying or extending Borrower’s covenant to pay any such Imposition at the time and in the manner provided in this Section 1.8, unless Borrower has given prior written notice to Collateral Agent of Borrower’s intent to so contest or object to an Imposition, and unless, at Collateral Agent’s sole option, (i) Borrower demonstrates to Collateral Agent’s reasonable satisfaction that the proceedings to be initiated by Borrower will conclusively operate to prevent the sale of the Trust Estate, or any part thereof, to satisfy such Imposition prior to final determination of such proceedings; or (ii) Borrower furnishes a good and sufficient bond or surety as requested by and reasonably satisfactory to Collateral Agent; or (iii) Borrower demonstrates to Collateral Agent’s reasonable satisfaction that Borrower has provided as good and sufficient undertaking as may be required or permitted by law to accomplish a stay of any such sale.

(e) After the occurrence of an event of default (whether or not such event of default is subsequently cured), upon request by Collateral Agent, Borrower shall pay to Collateral Agent an initial cash reserve in an amount equal to one-half (½) of all Impositions for the ensuing tax fiscal year and shall thereafter continue to deposit with Collateral Agent, in monthly installments, an amount equal to one-twelfth (1/12) of the sum of the annual Impositions reasonably estimated by Collateral Agent, for the purpose of paying the installment of Impositions next due on the Trust Estate (funds deposited for this purpose will hereinafter be referred to as “Impounds”). In such event Borrower further agrees to cause all bills, statements or other documents relating to Impositions to be sent or mailed directly to Collateral Agent. Upon receipt of such bills, statements or other documents, and providing Borrower has deposited sufficient Impounds with Collateral Agent pursuant to this Section 1.8(e), Collateral Agent shall timely pay such amounts as may be due thereunder out of the Impounds so deposited with Collateral Agent. If at any time and for any reason the Impounds deposited with Collateral Agent are or will be insufficient to pay such amounts as may then or subsequently be due, Collateral Agent may, at its option, notify Borrower and upon such notice Borrower shall deposit immediately an amount equal to such deficiency with Collateral Agent. Notwithstanding the foregoing, nothing contained herein will cause Collateral Agent to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Collateral Agent pursuant to this Section 1.8(e). Collateral Agent may commingle Impounds with its own funds and will not be obligated to pay or allow any interest on any Impounds held by Collateral Agent pending disbursement or application hereunder. Collateral Agent may reserve for future payment of Impositions such portion of the Impounds as Collateral Agent may in its absolute discretion deem proper. Should Borrower fail to deposit with Collateral Agent (exclusive of that portion of said payments that has been applied by Collateral Agent upon any indebtedness or obligation secured hereby) sums sufficient to fully pay such Impositions at least fifteen (15) days before delinquency thereof, Collateral Agent may, at Collateral Agent’s election, but without any obligation to do so, advance any amounts required to make up the deficiency, which advances, if any, will be secured hereby and will be repayable to Collateral Agent as herein elsewhere provided, or Collateral Agent may, at its option and without making any advance notice whatever, apply any Impounds held by it upon any indebtedness or obligation secured hereby in such order as Collateral Agent may determine, notwithstanding that said indebtedness or the performance of said obligation may not yet be due according to the terms thereof. Upon the occurrence of an event of default, Collateral Agent may, at any time at Collateral Agent’s option, apply any sums or amounts in its hands received pursuant to Sections 1.4(b) and 1.8(e) hereof, or as rents or income of the Trust Estate or otherwise, to any indebtedness or obligation of Borrower secured hereby in such manner and order as Collateral Agent may elect, notwithstanding said indebtedness or the performance of said obligation may not yet be due according to the terms thereof. The receipt, use or application of any such Impounds paid by Borrower to Collateral Agent hereunder will not be construed to affect the maturity of any indebtedness secured by this Deed of Trust or any of the rights or powers of Collateral Agent or Trustee under the terms of the Transaction Documents or any of the obligations of Borrower or any guarantor under the Transaction Documents.

(f) Borrower shall not suffer, permit or initiate the joint assessment of any real and personal property which may constitute all or a portion of the Trust Estate or suffer, permit or initiate any other procedure whereby the lien of the real property taxes and the lien of the personal property taxes will be assessed, levied or charged to the Trust Estate as a single lien.

(g) Upon the request of Collateral Agent, Borrower shall promptly cause to be furnished to Collateral Agent, at Borrower’s expense, a tax reporting service covering the Trust Estate of the type, duration and with a company satisfactory to Collateral Agent.

6.9 Utilities. Borrower shall pay or shall cause to be paid when due all utility charges that are incurred by Borrower for the benefit of the Trust Estate or that may become a charge or lien against the Trust Estate for gas, electricity, water or sewer services furnished to the Trust Estate and all other assessments or charges of a similar nature, whether public or private, affecting or related to the Trust Estate or any portion thereof, whether or not such taxes, assessments or charges are or may become liens thereon.

6.10 Actions Affecting Trust Estate. Borrower shall give Collateral Agent and Trustee prompt written notice of the assertion of any claim with respect to, or the filing of any action or proceeding purporting to affect the Trust Estate, the security hereof or the rights or powers of Collateral Agent or Trustee. Borrower shall appear in and contest any such action or proceeding and shall pay all costs and expenses, including cost of evidence of title and attorneys’ fees, in any such action or proceeding in which Collateral Agent or Trustee may appear.

6.11 Actions By Trustee or Collateral Agent to Preserve Trust Estate. If Borrower fails to make any payment or to do any act as and in the manner provided in any of the Transaction Documents, Collateral Agent and/or Trustee, each in its own discretion, without obligation so to do, without releasing Borrower from any obligation, and without notice to or demand upon Borrower, may make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof. In connection therewith (without limiting their general powers, whether conferred herein, in other Transaction Documents or by law), Collateral Agent and Trustee have and are hereby given the right, but not the obligation, (i) to enter upon and take possession of the Trust Estate; (ii) to make additions, alterations, repairs and improvements to the Trust Estate that they or either of them may consider necessary or proper to keep the Trust Estate in good condition and repair; (iii) to appear and participate in any action or proceeding affecting or that may affect the security hereof or the rights or powers of Collateral Agent or Trustee; (iv) to pay, purchase, contest or compromise any encumbrance, claim, charge, lien or debt that in the judgment of either may affect or appears to affect the security of this Deed of Trust or be prior or superior hereto; and (v) in exercising such powers, to pay necessary expenses, including attorneys’ fees and costs or other necessary or desirable consultants. Borrower shall, immediately upon demand therefor by Collateral Agent and Trustee or either of them, pay to Collateral Agent and Trustee an amount equal to all respective costs and expenses reasonably incurred by such party in connection with the exercise by either Collateral Agent or Trustee or both of the foregoing rights, including, without limitation, costs of evidence of title, court costs, appraisals, surveys and receiver’s, trustee’s and attorneys’ fees, together with interest thereon from the date of such expenditures.

6.12 Transfer of Trust Estate Or Ownership Interests by Borrower. In order to induce Collateral Agent to make the loan secured hereby, Borrower agrees that, in the event of any “transfer” (as defined below), without the prior written consent of Collateral Agent, Collateral Agent has the absolute right at its option, without prior demand or notice, to declare all sums secured hereby immediately due and payable. Consent to one such transfer will not be deemed to be a waiver of the right to require consent to future or successive transfers. Collateral Agent may grant or deny such consent in its sole discretion, and may impose any conditions to such consent in its sole discretion (including, without limitation, changes to the terms of the loan and the imposition of fees) and, if consent should be given, any such transfer will be subject to this Deed of Trust, and any such transferee shall assume all obligations hereunder and agree to be bound by all provisions contained herein. Such assumption will not, however, release Borrower or any maker or guarantor of the Debentures from any liability thereunder without the prior written consent of Collateral Agent. As used herein, “transfer” includes the direct or indirect sale, agreement to sell, transfer, conveyance, pledge, mortgage, encumbrance, lien, collateral assignment or hypothecation of the Trust Estate, or any portion thereof or interest therein, whether voluntary, involuntary, by operation of law or otherwise, the execution of any installment land sale contract or similar instrument affecting all or a portion of the Trust Estate, or the lease of all or substantially all of the Trust Estate. The term “transfer” also includes the direct or indirect transfer, assignment, withdrawal, hypothecation or conveyance of legal or beneficial ownership of any membership, partnership, stock or other ownership interest (an “ownership interest”) that results in a change in control of Borrower or in any member or partner of Borrower (excluding, however, transfers of stock or limited partnership interests in a publicly traded company, or a change in control of a publicly traded company).

6.13 Full Performance Required; Survival of Warranties. All representations, warranties and covenants of Borrower contained in any credit application or made to Collateral Agent in connection with the credit facility secured hereby or contained in the Transaction Documents or incorporated by reference therein, will survive the execution and delivery of this Deed of Trust and will remain continuing obligations, warranties and representations of Borrower so long as any portion of the obligations secured by this Deed of Trust remains outstanding.

6.14 Eminent Domain. If any proceeding or action is commenced for the taking of the Trust Estate, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, condemnation or otherwise, or if the same is taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner, or should Borrower receive any notice or other information regarding such proceeding, action, taking or damage, Borrower shall give prompt written notice thereof to Collateral Agent. Collateral Agent is entitled at its option, without regard to the adequacy of its security, to commence, appear in and prosecute in its own name any such action or proceeding. Collateral Agent is also entitled to make any compromise or settlement in connection with such taking or damage. All compensation, awards, damages, rights of action and proceeds awarded to Borrower by reason of any such taking or damage to the Premises or any part thereof or any interest therein for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding, or in any other manner (the “Condemnation Proceeds”) are hereby assigned to Collateral Agent and Borrower agrees to execute such further assignments of the Condemnation Proceeds as Collateral Agent or Trustee may require. After deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit), including attorneys’ fees, incurred by it in connection with any such action or proceeding, Collateral Agent shall apply all such Condemnation Proceeds to the restoration of the Improvements (other than Condemnation Proceeds attributable to temporary use or occupancy which may be applied, at Collateral Agent’s option, to installments of principal and interest and other charges due under the Debentures and other Transaction Documents when the same become due and payable) provided that:

(a) the taking or damage will not, in Collateral Agent’s reasonable judgment, materially impair the security for the Debentures; and

(b) all conditions set forth in Section 1.5 are met.

If all of the above conditions are met, Collateral Agent shall disburse the Condemnation Proceeds to Borrower and only as repairs or replacements are effected and continuing expenses become due and payable. If any one or more of the above conditions are not met, Collateral Agent shall apply all of the Condemnation Proceeds, after deductions as herein provided, to the repayment of the outstanding balance of the Debentures, together with all accrued interest thereon, in such order as Collateral Agent may elect, notwithstanding that said outstanding balance may not be due and payable, and Collateral Agent will have no obligation to extend any further credit to Borrower pursuant to the Transaction Documents or otherwise. If the Condemnation Proceeds are not sufficient to repay the Debentures in full, Borrower shall immediately pay any remaining balance, together with all accrued interest thereon. Application or release of the Condemnation Proceeds as provided herein will not cure or waive any default or notice of default hereunder or under any other Transaction Document or invalidate any act done pursuant to such notice.

6.15 Additional Security. No other security now existing, or hereafter taken, to secure the obligations secured hereby will be impaired or affected by the execution of this Deed of Trust; and all additional security will be taken, considered and held as cumulative. The taking of additional security, execution of partial releases of the security, or any extension of the time of payment of the indebtedness will not diminish the force, effect or lien of this Deed of Trust and will not affect or impair the liability of any maker, surety or endorser for the payment of said indebtedness. If Collateral Agent at any time holds additional security for any of the obligations secured hereby, Collateral Agent may enforce the sale thereof or otherwise realize upon the same, at its option, either before, concurrently, or after a sale is made hereunder.

6.16 Appointment of Successor Trustee. Collateral Agent may, from time to time, by a written instrument executed and acknowledged by Collateral Agent and recorded in the County in which the Trust Estate is located and by otherwise complying with the provisions of applicable law, substitute a successor or successors to any Trustee named herein or acting hereunder; and said successor will, without conveyance from the Trustee predecessor, succeed to all title, estate, rights, powers and duties of said predecessor.

6.17 Successors and Assigns. This Deed of Trust applies to, inures to the benefit of (subject, however, to all restrictions on transfer provided in Section 1.12) and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term “Collateral Agent” means the owner and holder of the Debentures, whether or not named as Collateral Agent herein. This Section 1.17 will not be deemed a waiver of the provisions of Section 1.12 hereof.

6.18 Inspections. Collateral Agent, or its agents, representatives or workers, are authorized to enter at any reasonable time upon or in any part of the Trust Estate for the purpose of inspecting the same and for the purpose of performing any of the acts it is authorized to perform hereunder or under the terms of any of the Transaction Documents.

6.19 Liens. Borrower shall pay and promptly discharge, at Borrower’s cost and expense, all liens, encumbrances and charges (collectively, “Liens”) upon the Trust Estate, or any part thereof or interest therein; provided, however, that Borrower has the right to contest in good faith and with reasonable diligence the validity of any such Liens, and pending such contest Borrower shall not be deemed in default hereunder if Borrower, within ten (10) days of Collateral Agent’s request, obtains an appropriate surety bond and takes all other actions required to remove and release such Lien as an encumbrance against all and any portion of the Trust Estate; provided, further, however, Collateral Agent will not be required to extend any further credit to Borrower until all such Liens have been removed as encumbrances against all and any portion of the Trust Estate, and have been insured against by a title company to Collateral Agent’s satisfaction. In the case of stop payment notices, Borrower has the right to contest, in good faith and with reasonable diligence, the validity of any stop payment notice, provided Borrower has filed with Collateral Agent a bond in form and amount sufficient to release such stop payment notice. Borrower shall cause any such stop payment notice to be released within ten (10) days of Collateral Agent’s request, and, without limiting the foregoing, Collateral Agent shall have no obligation to extend any further credit to Borrower until all stop payment notices have been fully released or discharged. Notwithstanding the foregoing or anything else contained in this Deed of Trust which may be construed to the contrary, in the event that any action or other proceeding is instituted to enforce or foreclose any Lien against any of the Trust Estate, the Borrower shall immediately (and in any event within three days of request by Collateral Agent, or five days prior to any scheduled foreclosure sale, whichever is sooner) make such payments, obtain such surety bonds and/or take such other action as the Collateral Agent may, in its sole discretion, require in order to release the Lien. If Borrower fails to remove and discharge any such Lien or stop payment notice as required above, then, in addition to any other right or remedy of Collateral Agent, Collateral Agent may, but is not obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such Lien or stop payment notice by depositing in a court a bond or the amount claimed or otherwise giving security for such claim, or by procuring such discharge in such manner as is or may be prescribed by law. Borrower shall, immediately upon demand therefor by Collateral Agent, pay to Collateral Agent an amount equal to all costs and expenses incurred by Collateral Agent in connection with the exercise by Collateral Agent of the foregoing right to discharge any such Lien or stop payment notice together with interest thereon from the date of such expenditure.

6.20 Trustee’s Powers. At any time, or from time to time, without liability therefor and without notice, upon written request of Collateral Agent and presentation of this Deed of Trust and the Debentures secured hereby for endorsement, and without affecting the personal liability of any person for payment of the indebtedness or performance of any obligation secured hereby or the effect of this Deed of Trust upon the remainder of said Trust Estate, Trustee may (i) reconvey any part of said Trust Estate, (ii) consent in writing to the making of any map or plat thereof, (iii) join in granting any easement thereon, or (iv) join in any declaration of restrictions, any extension agreement or any agreement subordinating the lien or charge hereof.

6.21 Collateral Agent’s Powers. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Deed of Trust upon any portion of the Trust Estate not then or theretofore released as security for the full amount of all unpaid obligations, Collateral Agent may, from time to time and without notice (i) release any person so liable, (ii) extend the maturity or alter any of the terms of any such obligation, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Collateral Agent’s option any parcel, portion or all of the Trust Estate, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto.

6.22 Financial Statements. Borrower shall deliver to Collateral Agent copies of such financial statements, balance sheets, profit and loss statements, operating statements, income and expense statements and other financial information in reasonable detail and at the times reasonably required by Collateral Agent.

6.23 Trade Names. At the request of Collateral Agent, Borrower shall execute a certificate in form satisfactory to Collateral Agent listing the trade names or fictitious business names under which Borrower intends to operate the Trust Estate or any business located thereon and representing and warranting that Borrower does business under no other trade names or fictitious business names with respect to the Trust Estate. Borrower shall immediately notify Collateral Agent in writing of any change in said trade names or fictitious business names, and will, upon request of Collateral Agent, execute any additional financing statements and other certificates necessary to reflect the change in trade names or fictitious business names.

6.24 Leasehold. If a leasehold estate constitutes a portion of the Trust Estate, Borrower agrees not to amend, change, terminate or modify such leasehold estate or any interest therein without the prior written consent of Collateral Agent. Consent to one amendment, change, agreement or modification will not be deemed to be a waiver of the right to require consent to other, future or successive amendments, changes, agreements or modifications. Borrower shall perform all obligations and agreements under said leasehold and shall not take any action or omit to take any action which would effect or permit the termination of said leasehold. Borrower agrees to promptly notify Collateral Agent in writing with respect to any default or alleged default by any party thereto and to deliver to Collateral Agent copies of all notices, demands, complaints or other communications received or given by Borrower with respect to any such default or alleged default. Collateral Agent has the option to cure any such default and to perform any or all of Borrower’s obligations thereunder. All sums expended by Collateral Agent in curing any such default will be secured hereby and will be immediately due and payable without demand or notice and will bear interest from date of expenditure.

ARTICLE VII
ASSIGNMENT OF RENTS AND LEASES

7.1 Assignment. Borrower does hereby absolutely, unconditionally and irrevocably grant, convey, assign, transfer and set over unto Collateral Agent the following, as security for the payment and performance of the obligations secured by this Deed of Trust:

(a) all rights, title, interests, estates, powers, privileges, options and other benefits of Borrower in, to and under any and all leases, subleases, licenses, concessions, tenancies and any other agreements creating the right of possession without a transfer of title, whether oral or written, and whether now or hereafter existing, which cover or affect all or any portion of the Premises, together with all renewals, extensions, modifications, amendments, guaranties, subleases and assignments thereof (herein collectively referred to as the “Leases”); and

(b) all of the rents, income, receipts, revenues, issues, profits and other sums of money (hereinafter collectively called the “Rents”) that are now and/or at any time hereafter become due and payable to Borrower under the terms of the Leases or arising or issuing from or out of the Leases or from or out of the Premises or any part thereof, including but not limited to minimum rents, additional rents, percentage rents, deficiency rents and liquidated damages following default, security deposits, advance rents, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Premises and all of Borrower’s rights to recover monetary amounts from any lessee in bankruptcy, conservatorship, receivership or similar proceeding including, without limitation, rights of recovery for use and occupancy and damage claims arising out of lease defaults, including rejections, disaffirmances, repudiations, and similar actions, under the Bankruptcy Code, the Federal Deposit Insurance Act and other statutes governing the rights of creditors, including specifically the immediate and continuing right to collect and receive each and all of the foregoing.

7.2 Borrower hereby represents and warrants unto Collateral Agent that: (i) Borrower is the sole owner of the entire lessor’s interest in the Leases and has good title and good right to assign the Leases and Rents hereby assigned and no other person or entity has any right, title or interest therein; (ii) Borrower has duly and punctually performed all of the terms, covenants, conditions and warranties of the Leases that were to be kept, observed and performed by it to date; (iii) Borrower has not at any time prior to the date hereof exercised any right to subordinate any Lease to any deed of trust or mortgage or any other encumbrance of any kind; (iv) Borrower has not executed any prior assignments of the Leases or the Rents; (v) no Rents owing under any existing Lease for any period subsequent to the date hereof (other than the first month’s rent or the current month’s rent) has been collected in advance; (vi) Borrower has not performed any act or executed any other instrument which might prevent Collateral Agent from enjoying and exercising any of its rights and privileges evidenced hereby; and (vii) except as disclosed to Collateral Agent in writing, each of the existing Leases are valid and subsisting and in full force and effect and unmodified, there exists no defense, counterclaim or set-off to the payment of the Rents thereunder, there are no defaults now existing thereunder and no event has occurred which with the passage of time or the giving of notice, or both, would constitute such a default.

7.3 Borrower agrees that, so long as the indebtedness evidenced by the Debentures or any part thereof or any other indebtedness secured by this Deed of Trust shall remain unpaid, Borrower shall not (and any such actions taken by Borrower in violation of the following provisions shall be null and void), unless Collateral Agent consents thereto in advance in writing in Collateral Agent’s sole discretion or such action is expressly permitted by the leasing guidelines promulgated by Collateral Agent: (i) enter into any Lease covering any portion of the Premises, nor renew or extend the term of any Lease (unless an option therefor was originally reserved by the lessee in the Lease), or relocate or expand the floor space of any lessee under a Lease within the Premises (unless an option therefor was originally reserved by the lessee in the Lease); (ii) make any assignment, pledge or disposition of the Leases or the Rents; (iii) subordinate any of the Leases to any deed of trust or mortgage or any other encumbrance of any kind or permit, consent or agree to such subordination; (iv) reduce the Rents payable under any of the Leases, nor modify, alter or amend any of the Leases or waive, excuse, condone, discount, set off, compromise or in any manner release or discharge any lessee under any Lease of and from any obligations, covenants, conditions and agreements to be kept, observed and performed by such lessee, including the obligation to pay the Rents thereunder in the manner and at the place and time specified therein; (v) incur any indebtedness to a lessee under or guarantor of any Lease which may under any circumstance be used as an offset against the Rents or other payments due under said Lease; (vi) exercise any option required or permitted by the terms of any of the Leases without the prior written consent of Collateral Agent; (vii) receive or collect any Rents from any present or future lessee of the Premises or any part thereof for a period of more than one month in advance of the date on which such payment is due; (viii) cancel or terminate any of the Leases, accept a surrender thereof, commence an action of ejectment or any summary proceedings for dispossession of a lessee under any of the Leases, or convey or transfer or suffer or permit a conveyance or transfer of the premises demised thereby or of any interest therein so as to effect directly or indirectly, proximately or remotely, a merger of the estates and rights of, or a termination or diminution of the obligations of any lessee thereunder; (ix) consent to an assignment or sublease of the interest and estate of any lessee under any of the Leases, whether or not in accordance with its terms; or (xi) modify or change the terms of any guaranty of any of the Leases or cancel or terminate such guaranty.

7.4 Borrower covenants with Collateral Agent, for so long as the indebtedness evidenced by the Debentures or any part thereof or any other indebtedness secured by this Deed of Trust shall remain unpaid, that Borrower shall: (i) observe and perform duly and punctually all the obligations imposed upon any lessor under the Leases and not to do or permit to be done anything to impair the value thereof; (ii) enforce the performance of each and every term, provision, covenant, agreement and condition in the Leases to be performed by any lessee thereunder; (iii) appear in and defend any action or proceeding arising under, occurring out of or in any manner connected with any of the Leases, or the obligations, liabilities or duties of Borrower or any lessee under the Leases and, upon request by Collateral Agent, to make appearance in the name and on behalf of Collateral Agent, but at the expense of Borrower; (iv) exercise any option or election contained in or relating to any of the Leases which Collateral Agent shall require; (v) deliver to Collateral Agent executed copies of any and all Leases, renewals and extensions of existing Leases and any and all subsequent Leases upon all or any part of the Premises; (vi) deliver to Collateral Agent, promptly upon request by Collateral Agent, duly executed tenant estoppel certificates with respect to Leases designated by Collateral Agent; (vii) deliver to Collateral Agent, promptly upon request by Collateral Agent, all security deposits held by Borrower pursuant to the terms of the Leases, which Collateral Agent shall hold and disburse in accordance with the terms of the Leases; (viii) execute and deliver at the request of Collateral Agent all such further assignments and other documents, instruments and assurances with respect to the Leases, Rents and Premises as Collateral Agent shall from time to time require in order to effectuate the purposes of this Article; and (ix) deliver other records and instruments, including but not limited to rent rolls and books of account, that Collateral Agent shall from time to time require.

7.5 This is a present, absolute, effective, irrevocable and completed assignment by Borrower to Collateral Agent of the Leases and Rents and of the right to collect and apply the same, which is not contingent upon Collateral Agent being in possession of the Premises. However, so long as there exists no event of default, Borrower shall have a conditional license to collect, but not more than one (1) month in advance, all Rents from the Premises, in trust for Collateral Agent, and to use the same for payment of Impositions, insurance premiums which Borrower is required to pay hereunder or under the other Transaction Documents, all amounts owing to Collateral Agent under the Debentures and the other Transaction Documents, and all other costs and expenses relating to the Premises which Borrower is required to pay under the Transaction Documents, as and when due, before using said Rents for any other purpose.

7.6 Upon or at any time after the occurrence of an event of default, or if any representation or warranty made by Borrower to Collateral Agent in connection with the credit facility evidenced by the Debentures is untrue in any material respect, Collateral Agent may, at its option, but without obligation to do so, without notice to or consent of Borrower, either in person or by agent, without regard for the adequacy of the security for the indebtedness secured hereby, the commission of waste or the solvency of Borrower, with or without bringing any action or proceeding, or by a receiver or trustee to be appointed by a court, enter upon, take possession of, maintain, manage and operate the Premises, make, execute, enforce, modify, alter, cancel and accept the surrender of Leases (whether or not the same extend beyond the term of this Deed of Trust), obtain or evict tenants, fix or modify Rents, refund and collect security deposits, and do any acts which Collateral Agent deems proper to protect the security hereof, and either with or without taking possession of the Premises, in its own name or in the name of Borrower, sue for or otherwise demand, collect, receive, and give receipts for all Rents, and apply the same upon the costs of collection thereof, including the fees and costs of agents and attorneys employed by Collateral Agent; upon the costs of managing, operating and leasing the Premises, including taxes, insurance, maintenance, repairs, improvements, the fees of professional managing agents, architects, engineers and appraisers, license and permit fees, leasing fees and commissions, and Collateral Agent’s out-of-pocket expenses; and upon any indebtedness secured hereby, in such order as Collateral Agent may determine, subject to applicable statutory requirements, if any. Collateral Agent or such a receiver shall be entitled to remain in possession of the Premises and to collect the Rents throughout any statutory period of redemption from a foreclosure sale. The entering upon and taking possession of the Premises, the collection of such Rents and the application thereof as aforesaid shall not cure or waive any event of default, or invalidate any act done pursuant to such event of default or notice of default. Collateral Agent may, without entering into possession or pursuing any other remedy as provided in this section or at law or in equity, or in conjunction with such possession or pursuit of other remedy, give notice to any or all lessees authorizing and directing said lessees to pay Rents directly to Collateral Agent. If a lessee receives such a notice, Borrower hereby directs such lessee to make payment pursuant thereto, and it shall be conclusively presumed, as between Borrower and such lessee, that such lessee is obligated and entitled to make such payment to Collateral Agent, and that such payment constitutes payment of Rents under the Lease in question. Such notice may be given either in Collateral Agent’s or in Borrower’s name. Borrower shall in every way facilitate the payment of Rents to Collateral Agent, when Collateral Agent has the right to receive the same hereunder. Collateral Agent shall be accountable only for Rents actually collected hereunder and not for the rental value of the Premises. Collateral Agent shall not be liable for any security deposit made by any lessee unless and until Collateral Agent comes into actual, physical possession and control thereof. Failure of Collateral Agent to collect, or discontinuance by Collateral Agent from collecting, at any time, and from time to time, any Rents, shall not in any manner affect the rights of Collateral Agent to thereafter collect the same.

7.7 Collateral Agent shall have the right to take possession of and use, without rental or charge, any fixtures, equipment, furniture, appliances, personal property, books of account and records of Borrower or its agents located in or constituting a part of the Premises in connection with Collateral Agent’s occupancy, management and operation of the Premises. Collateral Agent shall be deemed to be the creditor of any lessee in respect of any assignment for the benefit of creditors and any bankruptcy, arrangement, reorganization, insolvency, dissolution, receivership or other debtor-relief proceeding affecting such lessee; provided, however, that Collateral Agent shall not be obligated to file timely claims in such proceedings or to otherwise pursue any creditor’s rights therein.

7.8 Borrower shall, at Borrower’s sole cost and expense, appear in and defend any dispute, action or proceeding arising under, growing out of or in any manner connected with or affecting any of the Leases or the obligations, duties or liabilities of Borrower or any lessee thereunder, and shall pay all costs and expenses of Collateral Agent, including attorneys’ fees (prior to trial, at trial and on appeal), in connection with any such dispute, action or proceeding in which Collateral Agent may appear or with respect to which it may otherwise incur costs or expenses, whether or not Collateral Agent prevails therein.

7.9 Should Borrower fail to make any payment or to do any act as herein provided, then Collateral Agent may, but without obligation to do so, without notice or demand to or upon Borrower, and without releasing Borrower from any obligation hereof, make or do the same in such manner and to such extent as Collateral Agent may deem necessary or desirable to protect the security hereof, including specifically, without limiting its general powers, appearing in and defending any action or proceeding purporting to affect the security hereof or the rights or powers of Collateral Agent, and observing, performing and discharging all or any of the obligations, covenants and agreements of Borrower in the Leases. In exercising any such powers, Collateral Agent may pay its costs and expenses, employ counsel and incur and pay attorneys’ fees (prior to trial, at trial and on appeal), and shall receive reimbursement thereof from Borrower upon demand. Borrower hereby grants to Collateral Agent an irrevocable power of attorney, coupled with an interest, to perform all of the acts and things provided for in this Article as Borrower’s agent and in Borrower’s name.

7.10 Borrower agrees to reimburse Collateral Agent, upon demand, for all sums expended by Collateral Agent under the authority hereof, together with interest thereon at the rate specified in the Debentures from the date expended, and the same shall be added to the indebtedness evidenced by the Debentures and shall be secured by this Deed of Trust.

7.11 COLLATERAL AGENT SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY BORROWER RESULTING FROM COLLATERAL AGENT’S FAILURE TO LET THE PREMISES, OR ANY PART THEREOF, OR FROM ANY OTHER ACT OR OMISSION OF COLLATERAL AGENT UNDER OR RELATING TO THE LEASES (REGARDLESS OF WHETHER SUCH LOSS IS THE RESULT OF COLLATERAL AGENT’S NEGLIGENCE) UNLESS SUCH LOSS IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF COLLATERAL AGENT, NOR SHALL COLLATERAL AGENT BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION, DUTY OR LIABILITY UNDER THE LEASES BY REASON OF THIS INSTRUMENT OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER. Collateral Agent shall not be liable for its failure to collect, or its failure to exercise diligence in the collection of, Rents under the Leases, but shall be accountable only for Rents that Collateral Agent actually receives. Borrower will indemnify and hold harmless Collateral Agent (for purposes of this paragraph, the term “Collateral Agent” shall include the directors, officers, partners, employees and agents of Collateral Agent and any persons or entities owned or controlled by, owning or controlling, or under common control or affiliated with Collateral Agent) from and against, and reimburse Collateral Agent for, all claims, demands, liabilities, losses, damages, causes of action, judgments, penalties, costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred under the Leases by reason of this instrument or the exercise of rights or remedies hereunder, or which may be asserted against Collateral Agent by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases, including specifically any obligation or responsibility for any security deposits or other deposits delivered to Borrower by any lessee under any Lease and not assigned and delivered to Collateral Agent. THE RELEASES AND INDEMNITIES CONTAINED IN THIS PARAGRAPH SHALL INCLUDE CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES) RESULTING FROM THE NEGLIGENCE OF COLLATERAL AGENT OR ANY STRICT LIABILITY, BUT NOT THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF COLLATERAL AGENT. The foregoing releases and indemnities shall not terminate upon release or other termination of the assignment pursuant to this paragraph. Any amount to be paid under this paragraph by Borrower to Collateral Agent shall be a demand obligation owing by Borrower to Collateral Agent, shall bear interest from the date such amount becomes due until paid at the rate of interest stated in the Debentures, and shall be secured by this Deed of Trust and by any other instrument securing the Debentures. The assignment pursuant to this paragraph shall not operate to place responsibility upon Collateral Agent for the control, care, management or repair of the Premises, nor for the carrying out of any of the terms and conditions of the Leases; nor shall it operate to make Collateral Agent responsible or liable for any waste committed on the Premises by the tenants or by any other parties or for any dangerous or defective condition of the Premises, or for any negligence in the management, upkeep, repair or control of the Premises resulting in loss or injury or death to any tenant, licensee, employee or stranger. Collateral Agent shall not be deemed to be a partner of, or a joint venturer with, Borrower with respect to the Premises or to be a participant of any kind in the management or operation of the Premises. Neither this assignment, nor the exercise by Collateral Agent of its rights hereunder, shall be deemed to constitute Collateral Agent a mortgagee in possession of the Premises, unless Collateral Agent elects in writing to be so constituted.

7.12 The assignment pursuant to this Article is primary in nature to the obligation evidenced and secured by the Debentures, this Deed of Trust and any other document given to secure and collateralize the indebtedness secured by this Deed of Trust. Borrower agrees that Collateral Agent may enforce this assignment without first resorting to or exhausting any other security or collateral; provided however, that nothing herein contained shall prevent Collateral Agent from suing on the Debentures, foreclosing this Deed of Trust and/or exercising any other right under any document securing the payment of the Debentures or at law or equity.

7.13 In the event any lessee under the Leases should be the subject of any proceeding under the Bankruptcy Code or any other federal, state or local statute which provides for the possible termination or rejection of any of the Leases assigned hereby, Borrower covenants and agrees that if any Lease is so rejected, no settlement for damages shall be made without the prior written consent of Collateral Agent, and any check in payment of damages for rejection of any such Lease will be made payable to both Borrower and Collateral Agent. Borrower hereby assigns any such payment to Collateral Agent and further covenants and agrees that upon the request of Collateral Agent, it will duly endorse to the order of Collateral Agent any such check, the proceeds of which will be applied to the Debentures and other indebtedness secured by this Deed of Trust, principal, interest, attorneys’ and collection fees and other amounts, in such order as Collateral Agent in its sole discretion may determine.

7.14 Nothing contained herein and no act done or omitted by Collateral Agent pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by Collateral Agent of its rights and remedies under the Debentures or a waiver or curing of any default hereunder or under the Debentures, and the assignment pursuant to this Article is made and accepted without prejudice to any of the rights and remedies possessed by Collateral Agent under the terms of the Debentures. The right of Collateral Agent to collect said principal sum, interest and indebtedness and to enforce any other security therefor held by it may be exercised by Collateral Agent either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

7.15 Notwithstanding (a) the fact that any Lease or the leasehold estate created thereby may be held, directly or indirectly, by or for the account of any person or entity which shall have an interest in the fee estate of the Premises, (b) the operation of law or (c) any other event, lessee’s leasehold estate under such Lease shall not merge into the fee estate and the lessee shall remain obligated under such lease as assigned by this assignment.

ARTICLE VIII
REMEDIES UPON DEFAULT

8.1 Events of Default. Upon written notice to Borrower, any of the following events will constitute an event of default hereunder (an “event of default”):

(a) default in the payment of principal or interest as provided under the terms of the Debentures, which is not cured within any applicable notice and cure period, if any, provided in the Debentures with respect to such default; or

(b) a breach by Borrower of any representation, warranty or covenant in this Deed of Trust which is not cured within any applicable notice and cure period, if any; or

(c) the occurrence of any other default or event of default (i.e., not described in (a) or (b) above), as defined in any of the other Transaction Documents.

8.2 Acceleration Upon Default, Additional Remedies. Upon the occurrence of an event of default, Collateral Agent may, at its option, declare all indebtedness secured hereby to be immediately due and payable without presentment, demand, protest or notice of any kind. Thereafter Collateral Agent may:

(a) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Trust Estate, or any part thereof, in its own name or in the name of Trustee, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Trust Estate, or any part thereof or interest therein, increase the income therefrom or protect the security hereof and, with or without taking possession of the Trust Estate, sue for or otherwise collect the Rents, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including, without limitation, attorneys’ fees, upon any indebtedness secured hereby, all in such order as Collateral Agent may determine. The entering upon and taking possession of the Trust Estate, the collection of such Rents, and the application thereof as aforesaid, will not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default and, notwithstanding the continuance in possession of all or any portion of the Trust Estate or the collection, receipt and application of Rents, Trustee or Collateral Agent will be entitled to exercise every right provided for in any of the Transaction Documents or by law upon occurrence of any event of default, including the right to exercise the power of sale;

(b) Commence an action to foreclose this Deed of Trust as a mortgage, appoint a receiver, or specifically enforce any of the covenants hereof;

(c) Deliver to Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause Borrower’s interest in the Trust Estate to be sold, which notice Trustee or Collateral Agent shall cause to be duly filed for record in the Official Records of the County in which the Trust Estate is located; or

(d) Exercise all other rights and remedies provided herein, in any Transaction Document or other document or agreement now or hereafter securing all or any portion of the obligations secured hereby, or by law.

8.3 Foreclosure By Power of Sale. Should Collateral Agent elect to foreclose by exercise of the power of sale herein contained, Collateral Agent shall notify Trustee and shall deposit with Trustee this Deed of Trust and the Debentures and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

(a) Upon receipt of such notice from Collateral Agent, Trustee shall cause to be recorded, published and delivered to Borrower and such other persons and entities as are entitled thereto, such notice of default and election to sell as then required by law and by this Deed of Trust. Trustee shall, without demand on Borrower, after lapse of such time as may then be required by law and after recordation of such notice of default and after notice of sale having been given as required by law, sell the Trust Estate at the time and place of sale fixed by it in said notice of sale, either as a whole, or in separate lots or parcels or items as Trustee deems expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts will be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Borrower, Trustee or Collateral Agent, may purchase at such sale and Borrower hereby covenants to warrant and defend the title of such purchaser or purchasers.

(b) After deducting all costs, fees and expenses of Trustee and of this Deed of Trust, including costs of evidence of title in connection with sale, Trustee shall apply the proceeds of sale in the following priority, to payment of: (i) first, all sums expended by Collateral Agent or Trustee under the terms hereof, not then repaid, with accrued interest; (ii) second, all other sums then secured hereby in such order and amounts as Collateral Agent in its sole discretion determines; and (iii) the remainder, if any, to the person or persons legally entitled thereto.

(c) Subject to applicable law, Trustee may postpone sale of all or any portion of the Trust Estate by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

8.4 Appointment of Receiver. Upon the occurrence of an event of default, Collateral Agent, as a matter of right and without notice to Borrower or anyone claiming under Borrower, and without regard to the then value of the Trust Estate or the adequacy of any security for the obligations then secured hereby, will have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Trust Estate, and Borrower hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers will have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Collateral Agent in case of entry as provided herein and in the other Transaction Documents and will continue as such and exercise all such powers until the later of (i) the date of confirmation of sale of the Trust Estate; (ii) the disbursement of all proceeds of the Trust Estate collected by such receiver and the payment of all expenses incurred in connection therewith; or (iii) the termination of such receivership with the consent of Collateral Agent or pursuant to an order of a court of competent jurisdiction.

8.5 Remedies Not Exclusive. Trustee and Collateral Agent, and each of them, are entitled to enforce payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers under this Deed of Trust or under any Transaction Document or other agreement or any laws now or hereafter in force, notwithstanding some or all of the said indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement whether by court action or pursuant to the power of sale or other powers herein contained, will prejudice or in any manner affect Trustee’s or Collateral Agent’s right to realize upon or enforce any other security now or hereafter held by Trustee or Collateral Agent, it being agreed that Trustee and Collateral Agent, and each of them, is entitled to enforce this Deed of Trust and any other security now or hereafter held by Collateral Agent or Trustee in such order and manner as they or either of them may in their absolute discretion determine. No remedy herein conferred upon or reserved to Trustee or Collateral Agent is intended to be exclusive of any other remedy herein or by law provided or permitted, but each is cumulative and is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Transaction Documents to Trustee or Collateral Agent or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Collateral Agent and either of them may pursue inconsistent remedies.

8.6 Request for Notice. Borrower hereby requests a copy of any notice of default and that any notice of sale hereunder be mailed to it at the address set forth in Section 5.5 of this Deed of Trust.

ARTICLE IX
SECURITY AGREEMENT

9.1 Creation of Security Interest. Borrower hereby grants to Collateral Agent a security interest in and to all the Personal Property to secure Borrower’s obligations hereunder and under the other Transaction Documents.

9.2 Representations, Warranties and Covenants of Borrower. Borrower hereby represents, warrants and covenants (which representations, warranties and covenants will survive creation of any indebtedness of Borrower to Collateral Agent and any extension of credit thereunder) as follows:

(a) The Personal Property is not used or bought for personal, family or household purposes.

(b) The tangible portion of the Personal Property will be kept on or at the Premises; and Borrower shall not, without the prior written consent of Collateral Agent, remove the Personal Property or any portion thereof therefrom except such portions or items of Personal Property which are consumed or worn out in ordinary usage, all of which will be promptly replaced by Borrower with similar items of comparable value.

(c) At the request of Collateral Agent, Borrower shall join Collateral Agent in executing one or more financing statements and fixture filings pursuant to the Uniform Commercial Code of [________________] as in effect in the State of [________________] (“Uniform Commercial Code”), in form satisfactory to Collateral Agent and shall pay the cost of recording and filing the same in all public offices wherever recording or filing is deemed by Collateral Agent to be necessary or desirable.

(d) Borrower’s principal place of business is in the State of [________________] at [________________]. Borrower does not do business under any trade name except as previously disclosed in writing to Collateral Agent. Borrower shall immediately notify Collateral Agent in writing of any change in its place of business or the adoption or change of any trade name or fictitious business name and shall, upon request of Collateral Agent, execute any additional financing statements or other certificates necessary to reflect the adoption or change in trade name or fictitious business name.

(e) Borrower shall immediately notify Collateral Agent of any claim against the Personal Property adverse to the interest of Collateral Agent therein.

9.3 Use of Personal Property by Borrower. Until the occurrence and during the continuance of an event of default, Borrower may have possession of the Personal Property and use it in any lawful manner not inconsistent with this Deed of Trust and not inconsistent with any policy of insurance thereon.

9.4 Remedies Upon an Event of Default.

(a) In addition to the remedies provided in Section 3.2, upon the occurrence and during the continuance of an event of default, Collateral Agent may, at its option, do any one or more of the following:

(i) Either personally, or by means of a court appointed receiver, take possession of all or any of the Personal Property and exclude therefrom Borrower and all others claiming under Borrower, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Borrower with respect to the Personal Property or any part thereof. In the event Collateral Agent demands or attempts to take possession of the Personal Property in the exercise of any rights under this Deed of Trust, Borrower agrees to promptly turn over and deliver possession thereof to Collateral Agent;

(ii) Without notice to or demand upon Borrower, make such payments and do such acts as Collateral Agent may deem necessary to protect its security interest in the Personal Property (including, without limitation, paying, purchasing, contesting or compromising any lien or encumbrance, whether superior or inferior to such security interest) and in exercising any such powers or authority to pay all expenses (including, without limitation, litigation costs and reasonable attorneys’ fees) incurred in connection therewith;

(iii) Require Borrower from time to time to assemble the Personal Property, or any portion thereof, at a place designated by Collateral Agent and reasonably convenient to both parties, and promptly deliver such Personal Property to Collateral Agent or an agent or representative designated by Collateral Agent. Collateral Agent and its agents and representatives have the right to enter upon any or all of Borrower’s premises and property to exercise Collateral Agent’s rights hereunder;

(iv) Realize upon the Personal Property or any part thereof as herein provided or in any manner permitted by law and exercise any and all of the other rights and remedies conferred upon Collateral Agent by this Deed of Trust, by any other Transaction Document or by law, either concurrently or in such order as Collateral Agent may determine. Without limiting the generality of the foregoing, Collateral Agent may proceed, in any sequence, (i) to exercise its rights under Section 3.2 and Section 3.3 with respect to all or any portion of the Trust Estate and all or any portion of the Personal Property, (ii) to exercise its rights under this Section 4.4 with respect to all or any portion of the Personal Property, and (iii) to exercise its rights under the provisions of [Section 9604] of the Uniform Commercial Code;

(v) Sell or cause to be sold in such order as Collateral Agent may determine, as a whole or in such parcels as Collateral Agent may determine, the Personal Property and the remainder of the Trust Estate;

(vi) Sell, lease or otherwise dispose of the Personal Property at public sale, upon terms and in such manner as Collateral Agent may determine. Collateral Agent may be a purchaser at any sale; and

(vii) Exercise any remedies of a secured party under the Uniform Commercial Code or any other applicable law.

(b) Unless the Personal Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Collateral Agent shall give Borrower at least five (5) days’ prior written notice of the time and place of any public sale of the Personal Property or other intended disposition thereof to be made. Such notice may be mailed to Borrower at the address set forth in Section 5.5.

(c) The proceeds of any sale under Section 4.4(a) will be applied as follows:

(i) To the repayment of the reasonable costs and expenses of taking, holding and preparing for the sale and the selling of the Personal Property (including, without limitation, costs of litigation and attorneys’ fees) and the discharge of all Impositions, liens and encumbrances, and claims thereof, if any, on the Personal Property prior to the security interest granted herein (except any Impositions or liens and encumbrances subject to which such sale has been made);

(ii) To the payment of all indebtedness and obligations owing to Collateral Agent under the Debentures and other Transaction Documents, and all other obligations that are secured by this Deed of Trust, in such order as Collateral Agent determines; and

(iii) The surplus, if any, will be paid to Borrower or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

(d) Collateral Agent has the right to enforce one or more remedies under this Section 4.4 successively or concurrently; and such action will not operate to estop or prevent Collateral Agent from pursuing any further remedy that it may have. Any repossession or retaking or sale of the Personal Property pursuant to the provisions hereof will not operate to release Borrower until full payment of any deficiency has been made in cash.

9.5 Security Agreement. This Deed of Trust constitutes and is deemed to be a “security agreement” for all purposes of the Uniform Commercial Code; and Collateral Agent is entitled to all the rights and remedies of a “secured party” under the Uniform Commercial Code.

9.6 Financing Statement and Fixture Filing. This Deed of Trust is intended to be and constitutes a fixture filing pursuant to the provisions of the Uniform Commercial Code with respect to all fixtures included within the Trust Estate and is being recorded as a fixture financing statement and filing under the Uniform Commercial Code, and covers property, goods and equipment which are or are to become fixtures related to the Premises. Borrower covenants and agrees that this Deed of Trust is to be filed in the real estate records of the county where the Premises is located and shall also operate from the date of such filing as a fixture filing in accordance with [Subsections 9-502(b) and (c)] and other applicable provisions of the Uniform Commercial Code. This Deed of Trust shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to the Uniform Commercial Code, as amended, and is to be filed for record in the real estate records of the county where the Premises is situated. Borrower shall be deemed to be the “debtor” and Collateral Agent shall be deemed to be the “secured party” for all purposes under the Uniform Commercial Code. The full name of Borrower and Borrower’s type of organization, and the full name of Collateral Agent and Collateral Agent’s type of organization, are set forth in the first paragraph of this Deed of Trust. The mailing address of Borrower and Collateral Agent are set forth in Section 5.5 (Notices) below. Borrower is the record owner of the Premises. Borrower grants to Collateral Agent a security interest in all existing and future goods which are now or in the future become fixtures relating to the Premises and the proceeds thereof, including, without limitation, the goods and proceeds thereof described in Exhibit B. Borrower hereby authorizes Collateral Agent or Trustee to file any financing statement or financing statement amendment covering the Personal Property or relating to the security interest created herein without the signature of Borrower, as debtor. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements as Collateral Agent may require. Without the prior written consent of Collateral Agent, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in such items, including replacements and additions thereto. Upon the occurrence and during the continuance of an event of default, Collateral Agent will have the remedies of a secured party under the Uniform Commercial Code and, at Collateral Agent’s option, may also invoke the other remedies provided in this Deed of Trust.

9.7 Filings to Perfect Security. Collateral Agent may (and is hereby authorized to) file with any filing office such financing statements, amendments, addenda, continuations, terminations, assignments and other records (whether or not executed by Borrower) as Collateral Agent may deem necessary in its sole discretion to perfect and to maintain perfected security interests in the Collateral. Such documents may designate Collateral Agent as the secured party and Borrower as the debtor, identify Collateral Agent’s security interest in the Personal Property, and contain any other items required by law or deemed necessary by Collateral Agent. Upon Collateral Agent’s request, Borrower shall execute any such documents (whether or not required by law). Any such filings made by Collateral Agent prior to Borrower’s execution of this Deed of Trust are hereby authorized, ratified and confirmed by Borrower. Borrower shall pay to Collateral Agent on demand any reasonable out-of-pocket expenses incurred by Collateral Agent in connection with the preparation, execution and filing of any such filings.

ARTICLE X
MISCELLANEOUS

10.1 Amendments. This instrument cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought.

10.2 Borrower Waiver of Rights. Borrower waives to the extent permitted by law, (i) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale of any portion of the Trust Estate, (ii) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created, and (iii) all rights and remedies which Borrower may have or be able to assert by reason of the laws of the State of [________________] pertaining to the rights and remedies of sureties[; provided, however, nothing contained herein will be deemed to be a waiver of Borrower’s rights under [________________]]. Without limiting the generality of the foregoing, Borrower waives, to the extent permitted by law, all rights to direct the order in which any of the Trust Estate will be sold in the event of any sale or sales pursuant hereto and to have any of the Trust Estate or any other property now or hereafter constituting security for the indebtedness secured hereby marshaled upon any foreclosure of this Deed of Trust or of any other security for any of such indebtedness.

10.3 Statements by Borrower. Borrower shall, within ten (10) days after written notice thereof from Collateral Agent, deliver to Collateral Agent a written statement stating the unpaid principal of and interest on the Debentures and any other amounts secured by this Deed of Trust and stating whether any offset or defense exists against such principal and interest.

10.4 Credit Facility Statement Fees. Borrower shall pay the amount demanded by Collateral Agent or its authorized loan servicing agent for any statement regarding the obligations secured hereby; provided, however, that such amount may not exceed the maximum amount allowed by law at the time request for the statement is made.

10.5 Notices. All notices, requests and demands to be made hereunder to the parties hereto must be in writing and must be delivered to the applicable address stated below by any of the following means: (a) personal service; (b) electronic communication, whether by telex, telegram or telecopying (if confirmed in writing sent by registered or certified, first class mail, return receipt requested); or (c) registered or certified, first class mail, return receipt requested. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice, demand or request sent pursuant to either subsection (a) or (b) hereof will be deemed received upon such personal service or upon dispatch by electronic means, and, if sent pursuant to subsection (c) will be deemed received three (3) days following deposit in the mail.

To Collateral Agent:
c/o

Attention:
Telephone:
Facsimile:

To Borrower:
c/o

Attention:
Telephone:
Facsimile:

To Trustee:

Attention:
Telephone:
Facsimile:

10.6 Acceptance by Trustee. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

10.7 Captions. The captions or headings at the beginning of each Section hereof are for the convenience of the parties and are not a part of this Deed of Trust.

10.8 Invalidity of Certain Provisions. Every provision of this Deed of Trust is intended to be severable. If any term or provision hereof is declared to be illegal or invalid for any reason whatsoever by a court of competent jurisdiction, such illegality or invalidity will not affect the balance of the terms and provisions hereof, which terms and provisions will remain binding and enforceable. If the lien of this Deed of Trust is invalid or unenforceable as to any part of the debt, or if such lien is invalid or unenforceable as to any part of the Trust Estate, the unsecured or partially unsecured portion of the debt must be completely paid prior to the payment of the remaining secured portion of the debt, and all payments made on the debt, whether voluntary or under foreclosure or other enforcement action or procedure, will be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Deed of Trust.

10.9 Subrogation. To the extent that proceeds of the Debentures are used to pay any outstanding lien, charge or prior encumbrance against the Trust Estate, such proceeds have been or will be advanced by Collateral Agent at Borrower’s request and Collateral Agent will be subrogated to any and all rights and liens held by any owner or holder of such outstanding liens, charges and prior encumbrances, irrespective of whether said liens, charges or encumbrances are released.

10.10 Attorneys’ Fees. If the Debentures are not paid when due or if any event of default occurs, Borrower promises to pay all costs of enforcement and collection, including but not limited to, reasonable attorneys’ fees, whether or not such enforcement and collection includes the filing of a lawsuit.

10.11 GOVERNING LAW. THIS DEED OF TRUST IS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF [___________].

10.12 Joint and Several Obligations. Should this Deed of Trust be signed by more than one party, all obligations herein contained will be deemed to be the joint and several obligations of each party executing this Deed of Trust. Any married person signing this Deed of Trust agrees that recourse may be had against community assets and against his separate property for the satisfaction of all obligations contained herein.

10.13 Interpretation. In this Deed of Trust the singular includes the plural and the masculine includes the feminine and neuter and vice versa, if the context so requires.

10.14 Reconveyance by Trustee. Upon written request of Collateral Agent stating that all sums secured hereby have been paid and all other obligations secured hereunder have been discharged in full, and upon surrender of this Deed of Trust and the Debentures to Trustee for cancellation and retention and upon payment by Borrower of Trustee’s fees, Trustee shall reconvey to Borrower, or to the person or persons legally entitled thereto, without warranty, any portion of the Trust Estate then held hereunder. The recitals in such reconveyance of any matters or facts will be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as “the person or persons legally entitled thereto.” When the Premises have been fully reconveyed, the last such reconveyance will operate as a reassignment of all future rents, issues and profits of the Premises to the person or persons legally entitled thereto. Collateral Agent’s rights under this Section 5.14 shall be in addition to any and all other rights of Collateral Agent under applicable law.

10.15 Counterparts. This document may be executed and acknowledged in counterparts, all of which executed and acknowledged counterparts together constitute a single document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this document to physically form one document, which may be recorded.

10.16 Debtor-Creditor Relationship. Nothing contained herein or in any Transaction Document will be deemed to create or construed to create a partnership, joint venture or any relationship other than that of debtor-creditor. Borrower and Collateral Agent expressly disclaim any intent to create a partnership or joint venture pursuant to this Deed of Trust, any other Transaction Document, or any other document related hereto or thereto.

10.17 Nonforeign Entity. Section 1445 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. [Sections 18662 and 18668 of the [__________] Revenue and Taxation Code], as amended, provide that a transferee of a [__________] real property interest must withhold income tax if the transferor is a nonresident seller. To inform Collateral Agent that the withholding of tax will not be required in the event of the disposition of the Trust Estate pursuant to the terms of this Deed of Trust, Borrower hereby certifies, under penalty of perjury, that:

(a) Borrower is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Internal Revenue Code and the regulations promulgated thereunder; and

(b) Intentionally deleted.

(c) Borrower’s principal place of business is [__________] County, [__________]; and

(d) Borrower is duly qualified to do business in [__________].

It is understood that Collateral Agent may disclose the contents of this certification to the Internal Revenue Service and the [__________] Franchise Tax Board and that any false statement contained herein could be punished by fine, imprisonment or both. Borrower covenants and agrees to execute such further certificates, which must be signed under penalty of perjury, as Collateral Agent reasonably requires. The covenant set forth herein will survive the foreclosure of the lien of this Deed of Trust or acceptance of a deed in lieu thereof.

[Signatures on Following Page]

IN WITNESS WHEREOF, Borrower has executed this Deed of Trust as of the day and year first above written.

“BORROWER” ________________________________, a _________________________________

By:
Name:
Title:

EXHIBIT A

LEGAL DESCRIPTION

That certain real property located in the County of ______________________, State of [__________] and more particularly described as follows:

EXHIBIT A

EXHIBIT B

DESCRIPTION OF PERSONAL PROPERTY

(n) All personal property, including all goods, supplies, equipment, furniture, furnishings, fixtures, machinery, inventory and construction materials which Borrower now or hereafter owns or in which Borrower now or hereafter acquires an interest or right, including those which are now or hereafter located on or affixed to the Premises or used or useful in the operation, [development,] use or occupancy thereof, including any interest of Borrower in and to personal property which is leased or subject to any superior security interest, and all books, records, leases and other documents, of whatever kind or character, relating to the Premises;

(o) All fees, income, rents, issues, profits, earnings, receipts, royalties and revenues which, after the date hereof and while any portion of the indebtedness secured hereby remains unpaid, may accrue from said goods, fixtures, furnishings, equipment and building materials or any part thereof or from the Premises or any part thereof, or which may be received or receivable by Borrower from any hiring, using, letting, leasing, subhiring, subletting, or subleasing thereof;

(p) All of Borrower’s present and future rights to receive payments of money, services or property, including rights to all deposits from tenants of the Premises, rights to receive capital contributions from Borrower’s [members,] amounts payable on account of the sale of [membership] interests in Borrower, accounts receivable, deposit accounts, chattel paper, notes, drafts, contract rights (including all rights to payment under all purchase and sale agreements and other contracts), instruments, general intangibles and principal, interest and payments due on account of goods sold, services rendered, loans made or credit extended, together with title or interest in all documents evidencing or securing the same;

(q) All other intangible property and rights relating to the Premises or the operation thereof, or used in connection therewith, including all governmental permits relating to development or other activities on the Premises, all names under or by which the Premises may at any time be operated or known, all rights to carry on business under any such names, or any variant thereof, all trade names and trademarks relating in any way to the Premises, good will in any way relating to the Premises, and all licenses and permits relating in any way to, or to the operation of, the Premises;

(r) Borrower’s rights under all insurance policies covering the Premises or any of the aforesaid collateral, and all proceeds, loss payments and premium refunds payable regarding the same;

(s) All reserves, deferred payments, deposits, refunds, cost savings and payments of any kind relating to the use [and development] of the Premises;

(t) All water stock relating to the Premises;

EXHIBIT B – Page 1

(u) All causes of action, claims, compensation and recoveries for any damage to or condemnation or taking of the Premises or the aforesaid collateral, or for any conveyance in lieu thereof, whether direct or consequential, or for any damage or injury to the Premises or the aforesaid collateral, or for any loss or diminution in value of the Premises or the aforesaid collateral;

(v) All architectural, structural, mechanical and engineering plans and specifications prepared for construction of improvements or extraction of minerals or gravel from the Premises and all studies, data and drawings related thereto; and also all contracts and agreements of Borrower relating to the aforesaid plans and specifications or to the aforesaid studies, data and drawings or to the construction of improvements on or extraction of minerals or gravel from the Premises;

(w) All Borrower’s rights in proceeds of the credit facility evidenced by the Debentures;

(x) All present and future deposit accounts of Borrower held with Collateral Agent, including, without limitation, any demand, time, savings, passbook or like accounts maintained by Borrower with Collateral Agent, and all money, funds, instruments, securities, cash, cash equivalents and all other property of any nature whatsoever held with Collateral Agent, whether or not deposited in any such deposit account;

(y) without limiting any of the foregoing, any or all other present or future “fixtures,” “equipment,” “software,” “inventory,” “goods,” “general intangibles,” “payment intangibles,” “commercial tort claims,” “accounts,” “contract rights,” “instruments,” “promissory notes,” “investment property,” “letter of credit rights,” “letters of credit,” “deposit accounts” and “documents” (as such quoted terms are defined in or encompassed by the [__________] Uniform Commercial Code, as now or hereafter amended) located on, used in the operation of, arising or derived from or in way relating to the Premises; and

(z) all proceeds of the foregoing.

All terms used herein which are defined in the [__________] Uniform Commercial Code (as now or hereafter amended) shall have the same meanings when used herein, unless the context requires otherwise.

EXHIBIT B – Page 2

ACKNOWLEDGMENTS

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF ___________________	)
)
COUNTY OF __________________	)

On ____________________, before me, ____________________, a Notary Public, personally appeared ____________________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of ___________________________ that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF ___________________	)
)
COUNTY OF __________________	)

On ____________________, before me, ____________________, a Notary Public, personally appeared ____________________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of ___________________________ that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature